CARILLON
                     FUND, INC.



                     Semiannual
                       Report

                    June 30, 1998

CARILLON FUND, INC.
SEMIANNUAL REPORT - A MESSAGE FROM THE PRESIDENT
============================================================

June 30, 1998

We are pleased to present the Semiannual Report for Carillon Fund, Inc. The performance of our Equity and Capital Portfolios has been disappointing so far this year, but we believe the smaller capitalization stocks we own represent excellent relative value that will produce better performance when markets become more fundamentally based. The Carillon Bond Portfolio has had an outstanding performance level during 1998's first half, adding to an already great longer-term record. The S&P 500 Index Portfolio has performed nicely and in line with the underlying Stock Index, producing strong returns that have reflected the market's preference for larger capitalization stocks during 1998's first half.

ECONOMY AND FINANCIAL MARKETS -- The U.S. economy continued its strength during the first quarter of 1998, producing one of its stronger growth periods of the current expansionary phase. Second quarter growth showed at least a temporary slowdown from the first quarter's torrid pace, as exports weakened in response to Asia's problems and inventory levels tempered manufacturing output. Inflation has remained low in 1998, with only minor hints that it may rise from the current 2 percent range. Some inflation pressure has occurred from low unemployment and rising labor costs, but not enough for the Federal Reserve Board to raise short-term interest rates or economists to raise their inflation forecasts.

The combination of a strong economy, low inflation, and stable interest rates has kept the major market averages of the U.S. stock market moving higher again in 1998's first half. However, the difference with prior periods has been that corporate profits are no longer rising sharply on an aggregate basis. Net operating profits have risen at only a very low single digit level during the last six months. With corporate earnings being a prime mover of stock prices, it is surprising that common stock prices have advanced so strongly. Rising labor costs not being passed on in higher prices and more competition from countries with lower valued currencies appear to be the primary reasons for lackluster earnings growth on the part of many U.S. corporations. Although stocks suffered a brief setback in May and early June, investors have focused on large capitalization U.S. stocks as the place to be in this environment.

The bond market saw longer term interest rates head lower during the first half, as inflation remained low, government spending under control, and the U.S. treasury market benefitted from a safe-haven status during several bouts of concern over economic developments in Asia and other emerging markets.

VALUATION LEVELS -- I believe the U.S. stock market is more richly priced, compared with historical valuation levels, than at any time this century. Ratios of stock prices to earnings, cash flow, sales, Gross Domestic Product, book value, replacement cost of assets, and dividends are at all-time highs. This doesn't mean that stocks will decline any time soon, but it does mean favorable interest rate and corporate earnings pictures need to remain in place to support further advances, and short-term price risks are high. Bond prices seem in line with the fundamentals of low inflation and slow-to-moderate economic growth which I expect. Therefore, bonds should continue to produce modest returns close to their interest rate levels.

OUTLOOK -- Although the first six months of 1998 have not proven me correct, I believe the underlying economic fundamentals favor the opportunities in selective smaller capitalization stocks. Earnings growth has remained strong for many companies whose stocks remain in the more normal 10-to-15 times earnings range. I believe our stock portfolios are well positioned in these reasonably valued equities and will benefit at such time as when more normal conditions return to the financial markets.

PORTFOLIO MANAGEMENT CHANGE -- Our Capital Portfolio has changed portfolio managers and its tactics for managing an asset allocation fund. Although the Portfolio's investment objectives have not change, the new managers, Michelle Stevens and Gary Rodmaker, are putting more emphasis on individual security selection and have brought the portfolio's asset allocation among stocks and fixed income securities back closer to the average for this type of fund.

Individual portfolio reports for all Carillon portfolios are included within this report. Carillon Advisers is determined to provide excellent money management and service related to all portfolios. We want each Contract Owner to feel confident that investing with Carillon Fund, Inc. is a prudent, long-term decision.

Sincerely,

/s/ George L. Clucas

George L. Clucas, President
Carillon Fund, Inc.
July 29, 1998

This report has been prepared for Contract owners and is not authorized for distribution to prospective purchasers of contracts unless it is preceded or accompanied by an effective prospectus for Carillon Fund, Inc.

Carillon Fund, Inc.
EQUITY PORTFOLIO

The Carillon Equity Portfolio's performance so far this year has been disappointing to us and our investors. However, we believe that our current stock holdings represent excellent value that will provide better relative investment performance
over the next year.   The Equity Portfolio's strategy has
remained disciplined to finding companies with superior profitability and growth at below market valuations. This proven strategy has recently led us to more smaller, under-followed stocks. While our performance has lagged the major stock averages, the Carillon Equity Portfolio has performed close to other funds investing in smaller capitalization issues. We are slightly behind the Russell 2000 Small Cap Index, but have produced better results than the average Morningstar Small Capitalization Value Fund.

Much of the lower performance versus the major market averages relates to holding smaller capitalization stocks that have recently not kept pace with larger company stocks. We believe these circumstances will change due to the following reasons:

   1. Smaller capitalization stocks have historically provided higher returns than large capitalization stocks over the long-term due to greater growth and more flexible strategies.
   2. Economic fundamentals favor smaller capitalization stocks even more than normal. Prudential Securities points out that on factors such as Price to Earnings and Price to Book Values, smaller stocks are currently 15-to-25 percent below normal relative valuation versus larger stocks.

The Carillon Equity Portfolio is comprised of the stocks of companies with better performing fundamentals than the market as measured by the S&P 500 Index. As illustrated by the following table, we own more profitable and faster growing companies, and we are paying less for the earnings of these companies.

                             PRICE/    EARNINGS   REVENUE
                  RETURN ON  EARNINGS  GROWTH     GROWTH
                  EQUITY     RATIO     3-YR. AVG. 5-YR. AVG.
EQUITY PORTFOLIO    17%       15         18%         24%
S&P 500 INDEX       16%       21         12%          8%

Energy stocks, particularly oil field service stocks, represent a significant holding in the Portfolio. We find this sector particularly attractive given the increasing worldwide demand for energy, especially natural gas, the accelerating depletion of the world's current producing wells, the supply shortage of equipment to meet the projected drilling demand, and the low stock prices in relation to replacement value of the equipment. These stocks have underperformed, however, during the first half of the year in sympathy with lower crude oil prices, despite the fact that about 70 percent of drilling in the Gulf of Mexico is for natural gas. We believe these stocks will rebound sharply during the second half as energy prices stabilize and investors seek companies with stronger earnings growth in a more difficult economic environment.

Real Estate Investment Trusts (REITs) represent another area we think is undervalued. In a market of richly valued stocks, many REITs trade at or below the value of their underlying real estate assets despite having economies of scale, professional management, attractive financing alternatives, and development pipelines. The stocks also provide high yields averaging about 7 1/2 percent. Other stocks owned by the Portfolio include a variety of companies in manufacturing and retail businesses which display the financial characteristics of good profitability, strong growth, and low relative valuations.

We strongly believe our disciplined approach will return our Portfolio to favor. Emotions drive stocks for short periods of time, but earnings and financial performance make stocks worth something in the long run. We believe earnings and financial performance are on our side.

Carillon Fund, Inc.
EQUITY PORTFOLIO

Summary
---------------------------------------------------------
OBJECTIVE:  Seeks long-term appreciation of capital by
            investing in common stocks and other equity securities with values that are, at present, not fully recognized by the market.

STRATEGY:   The Equity Portfolio will remain in a highly
            invested position ranging from 86% to 98%. The cash position will be held in highly liquid money market instruments to meet redemptions and to provide cash for future stock purchases as new opportunities arise.

INCEPTION:  August 15, 1984

MANAGERS:   George Clucas; Michelle Stevens
---------------------------------------------------------
Highlights

On June 30, 1998, the Equity Portfolio had net assets of
$336,714,887 and diversified holdings of:

                 Common Stocks     91.24%
          Short-Term and Other      8.76%

As an investor in the Carillon Equity Portfolio, for every $1 you had invested on June 30, 1998, your fund owned:

(the following percentages are graphically represented as portions of a dollar bill)

Real Estate      11.09%
Financials      14.11%
Consumer Nondurable     9.05%
Consumer Cyclical      9.67%
Capital Goods      4.97%
Technology      11.50%
Energy/Utilities      14.81%
Manufacturing      11.46%
Short-Term and Other      8.76%
Transportation      3.66%
Service   0.92%

Top Ten Holdings
---------------------------------------------------------
 1. Lindsay Manufacturing Company
 2. FPIC Insurance Group, Incorporated
 3. Cybex Corporation
 4. ICN Pharmaceuticals Incorporated
 5. Vtech Holdings Limited
 6. Medusa Corporation
 7. Stanley Furniture Company
 8. NCI Building Systems Incorporated
 9. Midwest Express Holding
10. Raymond James Financial

*International holdings comprised 7.0% of net assets in the Equity Portfolio.

Carillon Fund, Inc.
CAPITAL PORTFOLIO

The first half of 1998 was a difficult period for the Capital Portfolio. The Portfolio did not have a high enough allocation to stocks and was not in the right market sectors during the period. The Capital Portfolio's diversified investment principles should, in theory, enhance the long-term risk/reward characteristics of the portfolio by counterbalancing risks of individual securities. Stock diversification in the Capital Portfolio included owning international stocks, precious metal stocks, and real estate related issues, as well as traditional U.S. stocks. These investments negatively impacted recent fund performance.

Effective May 1, 1998 there was a change in portfolio management of the Capital Portfolio. Concurrent with this shift in management, changes have taken place. The objective of the Portfolio has not changed -- "to seek the highest total return by investing in a mix of stocks, bonds and money market securities." However, the investment strategy of the fund will differ from previous management. The Portfolio will normally allocate its assets approximately 55-65% stocks, 30-45% bonds, and small amounts to money market instruments. As market conditions dictate, the Capital Portfolio may reposition its asset mix to take advantage of existing opportunities, but deviations from these ranges are expected to be small and typically short in duration. Undervalued domestic growth stocks will comprise the core of the Portfolio's stock position. The strategy for the bond portion of the Portfolio will emphasize individual security selection, sector rotation, yield curve analysis, and diversification to achieve its objective of beating the Lehman Aggregate Bond Index.

The following table outlines the asset allocation of the Capital Portfolio. The asset allocation has become more aggressive, with 60% allocated to stocks, 39% allocated to bonds, and 1% allocated to money market securities. This represents a significantly larger allocation to stocks, a similar allocation to bonds, and a smaller allocation to cash than in the recent past. With regard to sector allocation for stocks, foreign issues, real estate investment trusts, precious metal holdings, and closed-end bond funds have been reduced in favor of undervalued domestic equities. These changes, however, occurred late in the reporting period with the change in portfolio management.

         CAPITAL PORTFOLIO ASSET ALLOCATION

                    6/30/98     12/31/97     6/30/97
                    -------     --------     -------
Stocks                60%          39%         35%

Bonds                 39%          39%         40%

Money Market           1%          22%         25%
                     ----         ----        ----
Total                100%         100%        100%
                     ====         ====        ====


TOP TEN HOLDINGS

1. S & P 500 Depository Receipts
2. Diamonds Trust Series I
3. ECI Telecommunications
4. D.R. Horton Inc.
5. Comair Holdings Inc.
6. Dawson Geophysical Co.
7. Duff & Phelps Credit Rating Co.
8. NCI Building Systems Inc.
9. Lindsay Manufacturing, Inc.
10. Scientific Games Holdings Corp.

Carillon Fund, Inc.
CAPITAL PORTFOLIO

Summary
---------------------------------------------------------
OBJECTIVE: Seeks high total return by investing in a mix of
           stocks, bonds and money market securities at the discretion of the portfolio manager.

STRATEGY:  When the investment climate is near long-term
           historical relationships, the portfolio will allocate its assets approximately 63% stocks, 30% bonds, and 7% money market instruments. As market conditions dictate, the Capital Portfolio repositions its asset mix to take advantage of existing opportunities.

INCEPTION: May 1, 1990

MANAGER:   Michelle Stevens and Gary R. Rodmaker (effective
           May 1, 1998)
---------------------------------------------------------
Highlights

On June 30, 1998, the Capital Portfolio had net assets of
$145,125,957 and diversified holdings of:

                            12/31/97  12/31/96  Long-Term
            Common Stocks    61.75%    38.6%       63%
          Bonds and Notes    38.66%    39.6%       30%
     Short-Term and Other     -.41%    21.8%        7%

As an investor in the Carillon Capital Portfolio, for every $1 you had invested on June 30, 1998, your fund owned:

(the following percentages are graphically represented as portions of a dollar bill)

U.S. Stocks     60.61%
International Stocks     1.14%
U.S. Government and Agency Securities     6.61%
Corporate Bonds     25.19%
Short-Term and Other     -.41%
Morgtgage-Backed, Collateralized Mortgage Obligations and
Asset-Backed Securities      6.86%

Carillon Fund, Inc.
BOND PORTFOLIO

The first half of 1998 was characterized by falling interest rates primarily driven by slowing worldwide economies, led by Asia, and the stable rate of inflation in the United States. During the first quarter of 1998, domestic GDP grew at 5.5%. However, by the end of the second quarter, GDP growth had slowed to 1.4% as the effects of the recession in Asia spilled
over to the U.S. economy.   Slowing worldwide economies, and
the associated reduced demand for goods and services, have caused commodity prices to plummet. The price of commodities such as crude oil, chemicals, pulp & paper, and metals are all down substantially compared to a year ago. Lower commodity prices, in turn, have and will continue to keep a lid on inflation in the near term.

Interest rates fell across all maturities during the first half of 1998, with the greatest drop coming in longer dated maturities. For example, the yield of the 2-year U.S. Treasury dropped from 5.64% to 5.48%, while the yield of the 30-year U.S. Treasury dropped from 5.92% to 5.63% during the period. Meanwhile, spreads on corporate and mortgage-backed securities widened slightly as corporate investors worried about the effects of an economic slowdown and mortgage-backed investors worried about an increased amount of refinancing in a lower interest rate environment. Altogether, the first half of 1998 provided fixed income investors solid, but not stellar, performance with the Lehman Brothers Aggregate Bond Index posting a total return of 3.93% for the period.

The Bond Portfolio continued its strong performance in the 1st half of 1998, outperforming both its peer group and the broader market indices. In the Lipper Analytical Variable Insurance Products Performance Analysis Service Underlying Funds Report, the Bond Portfolio's performance was ranked #1 of 32 funds in its category based on total return performance for the first half of 1998. In addition, the Bond Portfolio ranks #1 of 27 funds for the last 3 years, #2 of 25 funds for 5 years, and #3 of 18 funds for 10 years. This superior performance can be attributed to active sector allocation and individual security selection. Past performance is no guarantee of future results.

                Portfolio Quality Distribution

(Pictured here is a pie graph depicting the following
percentages:
AAA   0.5%
AA   2.00%
A   11.9%
BBB   26.6%
BB & Less   24.2%
U.S. Treasury and Agency   34.8%

Carillon Fund, Inc.
BOND PORTFOLIO

Summary
---------------------------------------------------------
Objective: Seeks a high level of current income, without
           undue risk to principal, by investing in long-term, fixed-income investment-grade corporate bonds.

STRATEGY: The Portfolio intends to invest at least 75% of the value of its assets in publicly-traded straight debt securities which have a rating within the four highest grades as rated by a national rating agency. Up to 25% of the portfolio may be invested in convertible debt securities, convertible preferred and preferred stock, or other securities.

INCEPTION: August 15, 1984

MANAGERS: Steven Sutermeister
---------------------------------------------------------
Highlights
On June 30, 1998, the Bond Portfolio had net assets of
$120,171,832 and diversified holdings of:

                     Bonds      94.00%
      Short-Term and Other       6.00%

As an investor in the Carillon Bond Portfolio, for every $1 you had invested on June 30, 1998, your fund owned:

(the following percentages are graphically presented as portions of a dollar bill)

Corporate Bonds      51.22%
Mortgage-Backed, Collateralized Mortgage Obligations and
Asset-Backed Securities     14.41%
U.S. Treasuries       28.37%
Short-Term and Other  6.00%

Carillon Fund, Inc.
S&P 500 INDEX PORTFOLIO

During the first half of 1998, the S&P 500 Index gained almost 18%, with the majority of the gain occurring in the first quarter. Once again, the S&P 500 Index outperformed the vast majority of active equity portfolio managers. This has become a recurring theme over the last several years and is continuing in 1998. The Carillon S&P 500 Index Portfolio has capitalized on this trend and continues to be the fastest growing fund managed by Carillon Advisers. Year to date, the Portfolio's assets have grown from $55.6 million to $96.1 million, an increase of 72.8%. The flow of funds into the Portfolio continues to increase as individuals recognize the strong performance the Portfolio has provided since its December 29, 1995 inception. The larger portfolio size will continue to drive down the already low expense ratio of the Portfolio.

For the first half of 1998, the S&P 500 Index gained an impressive 17.71%, while the Carillon S&P 500 Index Portfolio
gained 17.70%.   This is on top of a 32.72% return in 1997 and
a 23.37% return in 1996. The combination of low management fees, limited transaction costs, and superior performance continues to attract investors.

The primary objective of the S&P 500 Index Portfolio is to produce a return that corresponds to the total return of the S&P 500 Index. The focus of the portfolio manager is to monitor and minimize the difference between the return of the Portfolio and the return of the underlying S&P 500 Index before fees and expenses. This objective was clearly met in the first half of 1998 as the difference in return was -.01%. This is excellent since the Portfolio incurred approximately .22% in fees and expenses during the period.

The Portfolio contains a combination of stocks, futures contracts, and S&P Depository Receipts ("SPDR's") which are designed to produce a return that is highly correlated with the return of the S&P 500 Index. The stocks included in the Portfolio are properly weighted by name and industry to produce the desired results. The Portfolio currently holds 450 of the 500 names contained in the Index. The futures contracts and SPDR's contained in the Portfolio are used primarily to manage incoming cash flows. The Portfolio has maintained a 99.9% correlation with the underlying S&P 500 Index for the first half of 1998 and since inception.

As the second half of 1998 unfolds, we will endeavor to build upon the success that we have had in the first half of the year. We expect the Portfolio to continue its rapid growth as investors recognize the benefits of indexing all or a portion of their equity investments. Although no one knows the direction stocks will take in the future, we are confident that we can, and will, continue to provide a return that closely correlates with the S&P 500 Index.

Top Ten Holdings
----------------------------------------------------
 1. General Electric Company
 2. Microsoft Corporation
 3. Coca-Cola Company
 4. Exxon Corporation
 5. Merck & Company
 6. Pfizer Incorporated
 7. Wal-Mart Stores Incorporated
 8. Procter & Gamble
 9. Intel Corporation
10. Royal Dutch Petroleum

Carillon Fund, Inc.
S&P INDEX PORTFOLIO

Summary
---------------------------------------------------------
OBJECTIVE: Seeks investment results that correspond to the
           total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500").

STRATEGY:  The Index Portfolio will remain fully invested in stocks included in the S&P 500 and in futures contracts on the Index. The cash position will be held in highly liquid money market instruments to meet redemptions and to provide cash for future stock purchases.

INCEPTION: December 29, 1995

MANAGER:   Gary R. Rodmaker
---------------------------------------------------------
Highlights

On June 30, 1998, the S&P 500 Index Portfolio had net assets of
$96,566,755 and diversified holdings of:

                 Common Stocks     92.20%
          Short-Term and Other      7.80%

As an investor in the Carillon S&P 500 Index Portfolio, for every $1 you had invested on June 30, 1998, your fund owned:

(the following percentages are graphically represented as portions of a dollar bill)

Transportation   1.07%
Banking and Financial Service    16.56%
Service   1.03%
Capital Goods     7.29%
Technology     13.41%
Consumer Cyclical     8.10%
Manufacturing     4.48%
Consumer Nondurable     24.09%
Short-Term, Futures and Other     7.80%
Energy     6.81%
Utilities     9.36%



"Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Carillon Fund, Inc. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Carillon Fund, Inc.
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998
(Unaudited)

                                                               S&P 500
                         Equity       Capital      Bond         Index
                         Portfolio    Portfolio    Portfolio    Portfolio
                         ---------    ---------    ---------    ---------
ASSETS
Investments in
securities, at value     $337,410,821 $145,860,088 $115,443,936 $96,071,858
(cost $284,333,592;
$146,505,534;
$111,212,294;
$73,187,653)
Cash                          --            --           --          21,465

Receivables:
Shares sold                   521,062       93,530    2,959,933     488,875
Securities sold             2,330,980      569,318       --          --
Interest and dividends        401,167      866,667    1,975,753      90,576
Prepaid expenses
and other                      20,509        8,415        6,585       9,012
                         ------------ ------------ ------------ -----------
                          340,684,539  147,398,018  120,386,207  96,681,786
LIABILITIES
Payables:
Investment securities
 purchased                 3,629,358     1,321,794       --          --
Shares redeemed               --           596,994       --          --
Investment advisory
 fees                        320,570       170,050       92,514      42,244
Custodial and portfolio
accounting fees               12,967        12,976        4,990       3,335
Professional fees              4,429         8,161        8,935       5,484
Bank overdraft                --           159,570       --          --
Variation margin              --            --           --          52,250
Other accrued expenses         2,328         2,516        2,458      11,718
Deferred compensation
for directors                 --          --            105,478      --
                         ------------ ------------ ------------ -----------
                            3,969,652  2,272,061        214,375     115,031
                         ------------ ------------ ------------ -----------
NET ASSETS
Paid-in capital           256,493,645  141,280,985  113,800,514  73,246,104
Undistributed net
investment income             620,109      284,123      497,241      79,660
Accumulated net
realized gain/(loss)
of investments             26,523,904    4,206,295    1,642,435     208,711

Net unrealized
appreciation               53,077,229    (645,446)    4,231,642  23,032,280
of investments           ------------ ------------ ------------ -----------

                         $336,714,887 $145,125,957 $120,171,832 $96,566,755
                         ============ ============ ============ ===========

Shares authorized
($.10) par value           40,000,000   30,000,000   30,000,000  30,000,000

Shares outstanding         18,392,577   11,224,802   10,529,458   5,378,384

Net asset value,
offering, and
redemption price
per share                      $18.31       $12.93       $11.41      $17.95


The accompanying notes are an integral part of the financial statement.

Carillon Fund, Inc.
STATEMENTS OF OPERATIONS

Six Months Ended June 30, 1998
(Unaudited)
                                                                 S&P 500
                           Equity       Capital      Bond        Index
                           Portfolio    Portfolio    Portfolio   Portfolio
                           -----------  -----------  ----------  -----------
INVESTMENT INCOME
Interest                   $   850,808  $ 2,636,955  $4,036,858  $   134,215
Dividends (net of
foreign withholding
taxes of $134,407;
$56,147; $0; $5,706)         2,327,524      605,763     181,630      532,640
                           -----------  -----------  ----------  -----------
                             3,178,332    3,242,718   4,218,488      666,855
                           -----------  -----------  ----------  -----------
EXPENSES
Investment advisory fees       942,292      496,608     255,436      112,790
Custodial fees
and expenses                    37,740       19,970      12,348        8,523
Portfolio accounting fees       27,138       21,952      21,437       17,605
Professional fees                3,661        7,991       4,030        3,426
Director's fees                  5,729        5,729       6,233        5,755
Transfer agent fees              3,615        3,670       4,263        3,299
Registration
and filing fees                   (212)        (217)        151           67
Other                           19,603       14,064       8,286        4,471

                           -----------  -----------  ----------  -----------
                             1,039,566      569,767     312,184      155,936
                           -----------  -----------  ----------  -----------
NET INVESTMENT INCOME        2,138,766    2,672,951   3,906,304      510,919
                           -----------  -----------  ----------  -----------

REALIZED AND UNREALIZED
GAIN/(LOSS)
Net realized gain on
investments                 26,550,606    4,192,027   1,660,548      300,479
                           -----------  -----------  ----------  -----------
Net realized gain on
futures contracts                 --           --          --         67,550
                           -----------  -----------  ----------  -----------
                            26,550,606    4,192,027   1,660,548      368,029
                           -----------  -----------  ----------  -----------
Net change in unrealized
appreciation/
(depreciation) of
investments                (18,093,981)  (9,389,428)    372,048   10,901,599
Net change in unrealized
appreciation/
(depreciation) of futures
contracts                         --          --           --        100,625
                           -----------  -----------  ----------  -----------
                           (18,093,981)  (9,389,428)    372,048   11,002,224
                           -----------  -----------  ----------  -----------
NET REALIZED AND
UNREALIZED GAIN/(LOSS)       8,456,625  (5,197,401)   2,032,596   11,370,253
                           -----------  -----------  ----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS
 FROM OPERATIONS           $10,595,391  $(2,524,450) $5,938,900  $11,881,172
                           ===========  ===========  ==========  ===========

The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

Equity Portfolio
----------------
                                              For the         For the
                                            Six Months       Year Ended
                                           Ended June 30,    December 31,
                                           --------------    ------------
                                            (Unaudited)
                                              1998           1997
                                              ------------   ------------
OPERATIONS
Net investment income                         $  2,138,766   $  3,840,384
Net realized gain on investments and futures    26,550,606     43,526,118
Net change of unrealized appreciation/
(depreciation) on investments and futures
contracts, and translation of assets and
liabilities in foreign currencies.             (18,093,981)    10,788,049
                                              ------------   ------------
                                                10,595,391     58,154,551
                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                           (1,750,357)    (4,343,382)
Net realized gain on investments               (43,531,579)   (34,344,113)
                                              ------------   ------------
                                               (45,281,936)   (38,687,495)
                                              ------------   ------------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                       23,231,123     27,675,023
Reinvestment of distributions                   45,281,936     38,687,495
Payments for shares redeemed                   (32,739,087)   (38,325,837)
                                              ------------   ------------
                                                35,773,972     28,036,681
                                              ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS            1,087,427     47,503,737

NET ASSETS
Beginning of period                            335,627,460    288,123,723
                                              ------------   ------------
End of period
                                              $336,714,887   $335,627,460
                                              ============   ============

FUND SHARE TRANSACTIONS:
Sold                                             1,174,383      1,441,326
Reinvestment of distributions                    2,387,701      2,276,903
Redeemed                                        (1,660,408)    (2,041,013)
                                              ------------   ------------
Net increase (decrease) from
fund share transactions                          1,901,676      1,677,216
                                              ============   ============


The accompanying notes are an integral part of the financial statements.


Carillon Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

Capital Portfolio
-----------------
                                             For the         For the
                                             Six Months      Year Ended
                                            Ended June 30,   December 31,
                                            --------------   ------------
                                             (Unaudited)
                                               1998          1997
                                               ------------  ------------
OPERATIONS
Net investment income                          $  2,672,951  $  6,609,920
Net realized gain on investments and futures      4,192,027     7,443,577
Net change of unrealized appreciation/
(depreciation) on investments and futures
contracts, and translation of assets and
liabilities in foreign currencies.               (9,389,428)   (2,869,048)
                                               ------------  ------------
                                                 (2,524,450)   11,184,449

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                            (2,849,751)   (7,176,810)
Net realized gain on investments                 (7,315,800)  (12,519,532)
                                               ------------  ------------
                                                (10,165,551)  (19,696,342)
                                               ------------  ------------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                        20,655,421    12,291,701
Reinvestment of distributions                    10,165,551    19,696,342
Payments for shares redeemed                    (21,834,884)  (33,940,166)
                                               ------------  ------------
                                                  8,986,088    (1,952,123)
                                               ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS            (3,703,913)  (10,464,016)

NET ASSETS
Beginning of year                               148,829,870   159,293,886
End of year                                    $145,125,957  $148,829,870
                                               ============  ============
FUND SHARE TRANSACTIONS:
Sold                                              1,512,294       867,273
Reinvestment of distributions                       757,494     1,450,496
Redeemed                                         (1,603,907)   (2,414,218)
                                               ------------  ------------
Net increase (decrease) from
fund share transactions                            665,880        (96,449)
                                               ============  ============


The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

Bond Portfolio
--------------
                                          For the        For the
                                         Six Months     Year Ended
                                        Ended June 30,  December 31,
                                        --------------  ------------
                                         (Unaudited)
                                          1998           1997
                                          ------------   ------------
OPERATIONS
Net investment income                     $  3,906,304   $ 6,405,311
Net realized gain on investments
 and futures                                 1,660,548     1,127,264
Net change in unrealized appreciation/
 (depreciation) on investments and
 futures contracts, and translation
 of assets and liabilities in
 foreign currencies.                           372,048     1,821,402
                                          ------------   -----------
                                             5,938,900     9,353,977
                                          ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                       (3,681,173)   (5,860,151)
Net realized gain on investments            (1,121,637)     (481,254)
                                          ------------   -----------
                                            (4,802,810)   (6,341,405)
                                          ------------   -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                   33,790,976    19,937,289
Reinvestment of distributions                4,802,809     6,341,405
Payments for shares redeemed               (19,450,139)  (15,033,299)
                                          ------------   -----------
                                            19,143,646    11,245,395
                                          ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS       20,279,736    14,257,967
NET ASSETS
Beginning of year                           99,892,096    85,634,129
                                          ------------   -----------
End of year                               $120,171,832   $99,892,096
                                          ============   ===========
FUND SHARE TRANSACTIONS:
Sold                                         2,949,302     1,786,820
Reinvestment of distributions                  424,638       575,269
Redeemed                                    (1,695,923)   (1,358,088)
                                          ------------   -----------
Net increase (decrease) from
 fund share transactions                     1,678,017     1,004,001
                                          ============   ===========


The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

S & P 500 Index Portfolio
-------------------------
                                             For the          For the
                                            Six Months       Year Ended
                                           Ended June 30,   December 31,
                                           --------------   ------------
                                            (Unaudited)
                                              1998           1997
                                              -----------    -----------
OPERATIONS
Net investment income                         $   510,919    $   640,069
Net realized gain on investments and futures      368,029      1,839,946
Net change of unrealized appreciation/
(depreciation) on investments and futures
contracts, and translation of assets
and liabilities in foreign currencies.         11,002,224      8,999,183
                                              -----------    -----------
                                               11,881,172     11,479,198
                                              -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                            (470,924)      (642,656)
Net realized gain on investments               (1,947,719)      (270,297)
                                              -----------    -----------
                                               (2,418,643)      (912,953)
                                              -----------    -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                      31,558,194     35,592,857
Reinvestment of distributions                   2,418,643        912,953
Payments for shares redeemed                   (2,467,280)   (20,681,996)
                                              -----------    -----------
                                               31,509,557     15,823,814
                                              -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS          40,972,086     26,390,059
NET ASSETS
Beginning of year                              55,594,669     29,204,610
                                              ------------   -----------
End of year                                   $96,566,755    $55,594,669
                                              ===========    ===========
FUND SHARE TRANSACTIONS:
Sold                                            1,849,550      2,463,755
Reinvestment of distributions                     139,082         66,017
Redeemed                                         (141,206)    (1,406,317)
                                              -----------    -----------
Net increase (decrease) from
fund share transactions                         1,847,426      1,123,455
                                              ===========    ===========

The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc.
SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(Unaudited)

EQUITY PORTFOLIO

COMMON STOCKS - 90.68%
                                             SHARES      VALUE
                                             -----------------
BANKING & FINANCIAL SERVICE - 14.11%
Allied Capital Corporation                       33,639  $    824,156
Amresco, Incorporated*                           75,000     2,184,375
ARM Financial Group, Incorporated*              100,000     2,212,500
Banco BHIF ADR                                  220,000     3,286,250
Banco Latinoamericano De Exportanciones
 Sponsored ADR*                                  75,000     2,306,250
Charter One Financial, Incorporated             110,250     3,714,047
Chile Fund, Incorporated*                       100,000     1,356,250
Corvel Corporation*                              66,000     2,574,000
Duff & Phelps Credit Rating Company              65,000     3,623,750
Fahnestock Viner Holdings                       150,000     2,906,250
First Bell Bancorp, Incorporated                100,000     1,912,500
FPIC Insurance Group, Incorporated*             172,500     5,800,300
Hamilton Bancorp, Incorporated*                 100,000     3,603,125
Jefferies Group, Incorporated                   105,000     4,301,359
Raymond James Financial Corporation             148,725     4,452,455
UICI*                                            90,000     2,452,500
                                                         ------------
                                                           47,510,067
                                                         ------------
CAPITAL GOODS - 4.97%
AGCO Corporation                                 59,400     1,221,413
Friede Goldman International, Incorporated*     100,000     2,887,500
Gulf Island Fabrication, Incorporated*          103,000     1,931,250
Lindsay Manufacturing Company                   227,689     6,176,064
LSI Industries                                  100,000     2,000,000
Unifab International, Incorporated*             155,000     2,518,750
                                                         ------------
                                                           16,734,977
                                                         ------------
CONSUMER CYCLICAL - 9.67%
CPAC, Incorporated*                             200,000     1,925,000
Footstar, Incorporated*                          85,000     4,080,000
Maxwell Shoe Comapny, Incorporated*             167,500     3,329,063
NCI Building Systems, Incorporated               80,700     4,660,425
Stanley Furniture Company                       183,800     4,663,925
Strattec Security Corporation*                  145,000     4,368,125
Supreme International Corporation*              162,500     2,660,938
Tarrant Apparel Group                           190,000     3,586,250
Toll Brothers*                                  115,000     3,299,063
                                                         ------------
                                                           32,572,789
                                                         ------------
CONSUMER NON-DURABLE - 9.05%
Anchor Gaming*                                   53,000     4,114,125
Cellstar Corporation*                           150,000     1,940,625
Charoen Pok Feedmill ADR*                       100,000       330,959
Complete Management, Incorporated*              175,000       689,063
Dairy Farm International Holdings
 Sponsored ADR*                                 200,000     1,070,000
Equity Marketing, Incorporated*                 105,500     2,228,688
Gymboree Corporation*                           130,000     1,970,313
ICN Pharmeaceuticals, Incorporated              119,900     5,477,931
Laboratorio Chile ADR                           156,700     2,252,563
National Health Investors, Incorporated          40,000     1,325,000
Orthofix International N.V.*                    125,536     1,631,968
Schlotzsky's, Incorporated*                     156,900     2,510,400
Scientific Games Holdings Corporation*          146,100     3,360,300
Young Innovations, Incorporated*                101,000     1,552,875
                                                         ------------
                                                           30,454,810
                                                         ------------
ENERGY - 14.81%
Atwood Oceanics, Incorporated*                   55,000     2,189,688
Basin Exploration, Incorporated*                185,000     3,260,625
Bayard Drilling Technologies*                   275,000     2,234,375
Callon Petroleum Company*                       165,000     2,361,563
Cliffs Drilling Company*                         75,000     2,460,938
Comstock Resources, Incorporated*               330,000     2,454,375
Cross Timbers Oil Company                       157,500     3,002,344
Domain Energy Corporation*                      175,000     2,100,000
Giant Industries, Incorporated                  140,000     2,432,500
Global Industries, Incorporated*                 62,500     1,054,688
Marine Drilling Company, Incorporated*          210,000     3,360,000
Maverick Tube Corporation*                      110,000     1,278,750
Newfield Exploration Company*                    14,800       368,150
Offshore Logistics, Incorporated*               145,300     2,579,075
OYO Geospace Corporation*                        20,000       550,000
Plains Resources, Incorporated*                 119,500     2,136,063
Pride International, Incorporated*              160,000     2,710,000
R & B Falcon Corporation*                        80,000     1,810,000
Southern Mineral Corporation*                   350,000     1,203,125
Stone Energy Corporation*                        63,000     2,240,438
Superior Energy Services, Incorporated*         240,000     1,215,000
Veritas DGC, Incorporated*                       50,000     2,496,875
YPF S.A.  Sponsored ADR                         145,400     4,371,088
                                                         ------------
                                                           49,869,660
                                                         ------------
MANUFACTURING - 11.46%
Carbide Graphite Group, Incorporated*           101,000     2,809,063
De Beers Consolidated Mines ADR                 125,000     2,187,500
D.R. Horton, Incorporated*                      190,000     3,966,250
Elamex S.A. De C.V.*                             86,600       514,188
Fibermark, Incorporated*                        115,000     1,840,000
Giant Cement Holding, Incorporated*              58,500     1,674,563
Keystone Consolidated Industries,
 Incorporated*                                   88,000     1,045,000
Matthews International Corporation - Class A    154,000     3,782,625
Medusa Corporation                               80,300     5,038,825
Mueller Industries                               60,000     2,227,500
Northwest Pipe Company*                         125,800     2,956,300
Omniquip International, Incorporated            218,000     4,033,000
STB Systems, Incorporated                       180,000     2,250,000
Sybron Chemicals, Incorporated*                  60,500     1,936,000
Triangle Pacific Corporation*                    42,500     2,337,500
                                                         ------------
                                                           38,598,314
                                                         ------------
REAL ESTATE - 11.09%
Associated Estates Realty Corporation           105,000     1,962,188
Camden Property Trust                            44,022     1,309,655
City Developments Limited                       250,000       698,425
Commercial Net Lease Realty                      99,300     1,607,419
Felcor Suite Hotels                              78,600     2,466,075
Gables Residential Trust                         70,000     1,898,750
Healthcare Realty Trust                          96,400     2,626,900
Horizon Group Properties                          6,500        42,859
Hospitality Properties Trust                     64,000     2,056,000
Lexington Corporation Properties Trust          100,000     1,462,500
Merry Land & Investment Company                 115,000     2,422,188
Mid-America Apartment Communities                80,000     2,105,000
Mills Corporation                                75,000     1,800,000
Omega Healthcare Investors, Incorporated         30,000     1,053,750
Pacific Gulf Properties                          74,000     1,600,250
Parkway Properties, Incorporated                 42,000     1,239,000
Prime Retail, Incorporated                      130,000     1,551,875
RFS Hotel Investors, Incorporated                15,700       298,300
Trinet Corporate Realty Trust, Incorporated      80,000     2,720,000
United Dominion Realty Trust, Incorporated      168,000     2,331,000
United Investor Realty Trust, Incorporated*     200,000     1,900,000
Winston Hotels, Incorporated                    175,000     2,187,500
                                                         ------------
                                                           37,339,634
                                                         ------------
SERVICE - .92%
Kevco, Incorporated*                            140,000     3,088,750
                                                         ------------
TECHNOLOGY - 10.94%
AFC Cable Systems, Incorporated*                100,000     3,550,000
Axiohm Technology*                               11,438       117,240
Cybex Corporation*                              240,000     5,520,000
ECI Telecommunications                          106,100     4,018,538
ESC Medical Systems Limited*                     60,000     2,025,000
Nam Tai Electronics, Incorporated*              250,000     3,765,625
Performance Technologies, Incorporated*         115,500     1,299,375
Recoton Corporation*                            113,100     3,788,850
SPSS, Incorporated*                             107,500     2,499,375
Vertex Communications Corporation*              104,000     2,444,000
Vtech Holdings Limited*                         142,900     5,320,539
Xircom, Incorporated*                           160,000     2,490,000
                                                         ------------
                                                           36,838,542
                                                         ------------
TRANSPORTATION - 3.66%
Comair Holdings, Incorporated                   120,000     3,705,000
Gulfmark Offshore, Incorporated*                 68,000     1,547,000
Midwest Express Holdings*                       123,750     4,478,203
Trico Marine Services*                          190,000     2,600,625
                                                         ------------
                                                           12,330,828
                                                         ------------
Total Common Stocks (cost $251,887,355)                   305,338,371
                                                         ------------

FOREIGN STOCK - .56%

HONG KONG
Smartone Telecommunications*                    775,000     1,890,347
                                                         ------------
Total Foreign Stock (cost $2,264,134)

SHORT-TERM INVESTMENTS - 8.97%

                                             PRINCIPAL   VALUE
COMMERCIAL PAPER - 5.63%
ConAgra Incorporated
 (5.650% due 08/17/98)                       $3,000,000     2,977,871
Countrywide Home Loans
 (5.650% due 07/16/98)                        3,000,000     2,992,938
DuPont (E.I.) DeNemours
 (5.530% due 08/04/98)                        2,000,000     1,989,554
Ford Motor Credit Company
 (5.500% due 07/02/98)                        5,000,000     4,999,236
Lucent Technologies (5.460% due 07/02/98)     3,000,000     2,999,545
Raytheon Company (5.650% due 07/23/98)        3,000,000     2,989,642
                                                         ------------
                                                           18,948,786
                                                         ------------

VARIABLE RATE DEMAND NOTES<F1> - 2.23%

Firstar Bank (5.660% due 12/31/31)            3,942,802     3,942,802
General Mills, Inc. (5.265% due 12/31/31)       840,443       840,443
Johnson Controls (5.265% due 12/31/31)        2,119,360     2,119,360
Pitney Bowes Credit Corp
 (5.265% due 12/31/31)                          590,679       590,679
                                                         ------------
                                                            7,493,284
                                                         ------------
US TREASURY/ AGENCY - 1.11%
Federal Home Loan Bank
 (5.760% due 07/08/98)                        3,740,000     3,740,033
                                                         ------------
Total Short-Term Investments
 (cost $30,182,103)                                        30,182,103
                                                         ------------


TOTAL INVESTMENTS - 100.21%
 (cost $284,333,592)<F2>                                  337,410,821
                                                         ------------
OTHER ASSETS AND LIABILITIES - (.21)%                        (695,934)
                                                         ------------
TOTAL NET ASSETS - 100%                                  $336,714,887
                                                         ============
____________
*Non-income producing
(ADR) American Depository Receipt

<F1>  Interest rates vary periodically based on current market rates.  The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information as of June 30 1998.
<F2>  Represents cost for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities at June 30,1998 or financial reporting purposes was $83,216,990 and ($30,139,761).

The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc.
SCHEDULE OF INVESTMENTS

JUNE 30, 1998
(Unaudited)

CAPITAL PORTFOLIO

COMMON STOCKS - 60.61%                    SHARES/
                                          PRINCIPAL    VALUE
                                          ------------------
BANKING & FINANCIAL SERVICE - 7.70%
AFP Provida S.A.                              80,000   $  1,335,000
Amresco, Incorporated*                        56,000      1,631,000
Banco BHIF ADR                                73,000      1,090,438
Duff & Phelps Credit Rating Company           37,000      2,062,750
Fahnestock Viner Holdings Class A             92,000      1,782,500
Jefferies Group, Incorporated                 40,000      1,638,544
Texas Regional Bancshares-A                   50,000      1,637,500
                                                       ------------
                                                         11,177,732
                                                       ------------
CAPITAL GOOD - 6.24%
AGCO Corporation                              73,000      1,501,063
Gardner Denver, Incorporated*                 70,000      1,933,750
Gulf Island Fabrication, Incorporated*        83,500      1,565,625
Lindsay Manufacturing, Incorporated           74,043      2,008,416
LMI Aerospace, Incorporated*                 124,000      1,241,250
Unifab International, Incorporated*           50,000        812,500
                                                       ------------
                                                          9,062,604
                                                       ------------
CONSUMER CYCLICAL -3.75%
NCI Building Systems, Incorporated*           35,000      2,021,250
Nemark Homes Corporation*                    160,000      1,660,000
Winsloew Furniture, Incorporated*             65,000      1,755,000
                                                       ------------
                                                          5,436,250
                                                       ------------
CONSUMER NON-DURABLE - 7.70%
Anchor Gaming*                                24,000      1,863,000
Cellstar Corporation                         120,000      1,552,500
Charoen Pok Feedmill ADR*                     69,225        229,106
Complete Management, Incorporated*           175,000        689,063
ESC Medical Systems Limited*                  58,000      1,957,500
ICN Pharmaceuticals, Incorporated             32,000      1,462,000
Schlotzsky's, Incorporated*                   88,500      1,416,000
Scientific Games Holdings Corporation*        87,000      2,001,000
                                                       ------------
                                                         11,170,169
                                                       ------------
ENERGY - 10.04%
Basin Exploration, Incorporated*              69,000      1,216,125
Callon Petroleum Company*                     35,000        500,938
Cliffs Drilling Company*                      40,000      1,312,500
Cross Timbers Oil Company                     41,175        784,898
Dawson Geophysical Company*                  110,000      2,090,000
Domain Energy Corporation*                    48,000        576,000
Giant Industries, Incorporated                92,400      1,605,450
Marine Drilling Company, Incorporated*        65,000      1,040,000
Maverick Tube Corporation*                    34,000        395,250
Miller Exploration Company*                  187,000      1,449,250
OYO Geospace Corporation*                     21,500        591,250
Pride International, Incorporated*            71,000      1,202,563
YPF S.A. Sponsored ADR                        60,000      1,803,750
                                                       ------------
                                                         14,567,974
                                                       ------------

MANUFACTURING - 5.66%
D.R. Horton, Incorporated*                   110,000      2,296,250
DeBeers Consolidated Mines ADR                32,000        560,000
Fibermark, Incorporated*                      45,000        720,000
Northwest Pipe Company*                       79,600      1,870,600
Omniquip International, Incorporated          86,000      1,591,000
York Group, Incorporated                      62,000      1,178,000
                                                       ------------
                                                          8,215,850
                                                       ------------
REAL ESTATE - 2.95%
Pacific Gulf Properties                       43,500        940,688
Parkway Properties, Incorporated              35,000      1,032,500
St. Joe Company                               44,500      1,218,188
Trinet Corporate Realty Trust                 32,000      1,088,000
                                                       ------------
                                                          4,279,376
                                                       ------------
TECHNOLOGY - 6.38%
Cybex Corporation*                            55,000      1,265,000
ECI Telecommunications                        92,000      3,484,500
Nam Tai Electronics, Incorporated             77,333      1,164,828
Vertex Communications Corporation*            76,000      1,786,000
Vtech Holdings Limited                        42,000      1,563,769
                                                       ------------
                                                          9,264,097
                                                       ------------
TRANSPORTATION - 1.49%
Comair Holdings, Incorporated*                70,000      2,161,250
                                                       ------------

UNIT INVESTMENT TRUST - 8.70%
Diamonds Trust Series I                       65,000      5,829,688
S & P Depository Receipt                      60,000      6,798,747
                                                        ------------
                                                         12,628,435
                                                       ------------

Total Common Stocks
 (cost $89,640,217)                                      87,963,737
                                                       ------------

FOREIGN COMMON STOCK - 1.14%

HONG KONG - .89%
Smartone Telecommunications*                 310,000        756,139
Techtronic Industries*                     2,617,800        540,548
                                                       ------------
                                                          1,296,687
                                                       ------------
MALAYSIA - .25%
Bumi Armada Berhad*                          500,000        361,664
                                                       ------------
Total Foreign Common Stock
 (cost $1,699,759)                                        1,658,351
                                                       ------------

U.S. TREASURY OBLIGATIONS - 6.61%

7.875% due 11/15/04                       $4,000,000      4,492,500
6.750% due 04/30/00                        5,000,000      5,104,690
                                                       ------------
                                                          9,597,190
                                                       ------------

Total U.S. Treasury Notes ($9,385,363)                    9,597,190
                                                        ------------

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.21%

FEDERAL HOME LOAN MORTGAGE
CORPORATION - 1.72%
1662 H  (6.250% due 01/15/09)                489,526        485,169
1559 VP (5.500% due 02/15/20)              1,700,000      1,676,540
1399 PAC (7.000% due 09/15/22)               333,427        333,706
                                                       ------------
                                                          2,495,415
                                                       ------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 1.07%
Remic 93-163 PN
 (7.000% due 07/25/07)                     1,500,000       1,547,932
                                                       ------------

PRIVATE SECTOR - 1.42%
GE Capital Mortgage Services, Inc.
 (6.000% due 08/25/09)                       517,137        505,506
Prudential Home Mortgage Securities
 (7.500% due 07/25/10)                       479,751        491,035
MSC 1998-WF 1(7.120% due 01/15/08)         1,000,000      1,070,270
                                                         ----------
                                                          2,066,811
                                                       ------------
Total Collateralized Mortgage
Obligations (cost $5,835,187)                             6,110,158
                                                       ------------
MORTGAGE - BACKED SECURITIES - 1.93%

FEDERAL HOME LOAN MORTGAGE
CORPORATION - .66%
7.500% due 06/01/07                       $   33,830         34,148
9.500% due 10/01/08                          148,595        156,992
8.250% due 03/01/12                           89,704         92,787
8.500% due 03/01/16                           69,148         72,294
7.500% due 07/01/17                           29,871         30,524
11.000% due 04/01/19                          31,439         35,212
11.000% due 11/01/19                          52,654         58,974
11.000% due 05/01/20                         156,301        174,995
11.000% due 06/01/20                         274,680        307,630
                                                       ------------
                                                            963,556
                                                       ------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 0.99%
9.500% due 09/01/05                          101,518        106,748
9.000% due 11/01/05                           34,557         36,170
8.000% due 05/01/07                           99,621        102,812
5.500% due 01/01/09                          737,076        720,013
5.500% due 04/01/09                          482,154        470,645
                                                       ------------
                                                          1,436,388
                                                       ------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 0.28%
9.000% due 11/15/16                           80,033         86,518
10.500% due 11/20/19                         198,863        216,604
9.000% due 12/15/19                           91,213         98,390
                                                       ------------
                                                            401,512
                                                       ------------

Total Mortgage Backed Securities
 (cost $2,664,418)                                        2,801,456
                                                       ------------

ASSET - BACKED SECURITY - .72%

PaineWebber Mtg. Accpt. 96 M1 E
 (7.655% due 01/02/12)                     1,005,805      1,051,066
                                                       ------------
Total Asset-Backed Securities
 (cost $1,041,397)                                        1,051,066
                                                       ------------

CORPORATE BONDS AND NOTES - 25.19%

AIR TRANSPORTATION - 1.57%
America West Airlines
 (6.850% due 07/02/09)                    $  297,112        298,687
Continental Airlines
 (8.560% due 07/02/14)                       948,930      1,061,378
Delta Airlines
 (9.375% due 09/11/07)                       813,958        924,844
                                                       ------------
                                                          2,284,909
                                                       ------------
BANKING & FINANCIAL SERVICE - 1.46%
AB Spintab (7.500% due 08/14/49)           1,000,000      1,042,968
Credit Suisse (7.900% due 05/01/07)        1,000,000      1,069,185
                                                       ------------
                                                          2,112,153
                                                       ------------
COMMUNICATIONS AND MEDIA - 1.96%
News American Holdings
 (8.500% due 02/15/05)                     1,600,000      1,772,009
Viacom Inc. Sr. Nt.
 (7.750% due 06/01/05)                     1,000,000      1,069,804
                                                       ------------
                                                          2,841,813
                                                       ------------
ELECTRIC - 1.57%
New Orleans Public Service Inc. 1st Mtg.   1,200,000      1,202,217
 (8.670% due 04/01/05)
Niagra Mohawk Power (8.000% due 06/01/04)  1,000,000      1,079,670
                                                       ------------
                                                          2,281,887
                                                       ------------
FOOD, BEVERAGE & TOBACCO - 1.56%
Philip Morris Cos, Inc. Nt
 (7.500% due 04/01/04)                     1,200,000      1,261,935
RJR Nabisco (8.250% due 07/01/04)          1,000,000      1,001,131
                                                       ------------
                                                          2,263,066
                                                       ------------
INSURANCE - .69%
Fairfax Financical Holdings
 (6.875% due 04/15/08)                     1,000,000      1,003,673
                                                       ------------
MANUFACTURING - 2.75%
Alliance Laundry Systems
 (9.625% due 05/01/08)                    $  500,000        501,250
Blount Inc. (7.000% due 06/15/05)          1,000,000        978,887
Federal-Mogul Co (7.750% due 07/01/06)       500,000        500,000
Idex Corp (6.875% due 02/15/08)            1,000,000      1,000,403
IMC Global Nt. (6.550% due 01/15/05)       1,000,000      1,003,628
                                                       ------------
                                                          3,984,168
                                                       ------------
MISCELLANOUS - .64%
Lowen Group International, Inc.
 (8.250% due 04/15/03)                       900,000        934,889
                                                       ------------
OIL & GAS - 2.57%
Citgo Petroleum (7.875% due 05/15/06)      1,000,000      1,079,798
Gulf Canada Res. (8.350% due 08/01/06)     1,500,000      1,642,458
Union Pacific Resource Inc.
 (6.750% due 05/15/08)                     1,000,000      1,005,245
                                                       ------------
                                                          3,727,501
                                                       ------------
REAL ESTATE - 1.54%
Camden Properties (7.000% due 11/15/06)      500,000        509,104
Colonial Realty LP (6.960% due 07/26/04)     700,000        713,625
Healthcare Properties Notes
 (6.875% due 06/08/08)                     1,000,000      1,012,422
                                                       ------------
                                                          2,235,151
                                                       ------------
SUPERMARKET - 1.73%
American Stores Company
 (6.500% due 03/20/08)                     1,000,000      1,016,133
Fred Meyer, Inc.
 (7.450% due 03/01/08)                     1,000,000      1,002,108
Pueblo Xtra International
 (9.500% due 08/01/03)                       500,000        487,500
                                                       ------------
                                                          2,505,741
                                                       ------------
TECHNOLOGY - .69%
Lexmark International
 (6.750% due 05/15/08)                     1,000,000      1,001,671
                                                       ------------
TELECOMMUNICATION - 2.94%
TCI Communications, Inc.
 (8.650% due 09/15/04)                     1,000,000      1,121,973
Comcast Cellular Holdings
(9.500% due 05/01/07)                      1,000,000      1,042,500
Crown Castle Sr. Nt.
 (0.000% due 11/15/07)                    $1,500,000      1,023,750
Qwest Communications Nt
 (0.000% due 02/01/08)                     1,500,000      1,080,000
                                                       ------------
                                                          4,268,223
                                                       ------------
UTILITIES - 3.52%
Cal Energy (7.630% due 10/15/07)           1,000,000      1,002,556
Enersis (6.600% due 12/01/26)              1,500,000      1,497,188
NRG Energy (7.500% due 06/15/07)           1,000,000      1,054,264
TE Products Pipeline
 (7.510% due 01/15/28)                     1,500,000      1,552,156
                                                       ------------
                                                          5,106,164
                                                       ------------

Total Corporate Bonds (cost $ 36,112,072)                36,551,009
                                                       ------------

SHORT-TERM INVESTMENTS - .09%

VARIABLE RATE DEMAND NOTES <F1> - .09%
Firstar Bank  (5.660% due 12/31/31)       $  127,121        127,121
                                                       ------------

Total Short Term Investments
(cost $127,121)                                             127,121
                                                       ------------
TOTAL INVESTMENTS - 100.50%
 (cost $146,505,534)<F2>                                145,860,088

OTHER ASSETS AND LIABILITIES - (.50%)                      (734,131)
                                                       ------------
TOTAL NET ASSETS - 100%                                $145,125,957
                                                       ============
----------
*Non-income producing
(ADR) American Depository Receipt

<F1>  Interest rates vary periodically based on current market rates.
Rates shown are as of June 30, 1998. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of June 30, 1998.

<F2>  Gross unrealized appreciation and depreciation of securities at
June 30, 1998 for financial reporting purposes was $9,363,132 and ($10,008,578) respectively; tax amounts were substantially the same.

The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc.
SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

BOND PORTFOLIO

U.S. TREASURY OBLIGATIONS - 28.37%
                                        PRINCIPAL    VALUE
                                        ------------------
U.S. TREASURY NOTES - 28.37%
   6.000% due 10/15/99                  $4,000,000   $ 4,022,500
   0.000% due 02/15/00                   3,250,000     2,974,432
   6.750% due 04/30/00                   2,000,000     2,041,876
   7.750% due 02/15/01                   2,500,000     2,633,595
   0.000% due 08/15/02                   2,000,000     1,600,920
   5.875% due 11/15/05                   5,000,000     5,096,875
   5.625% due 02/15/06                   5,000,000     5,020,315
   7.000% due 07/15/06                   5,000,000     5,462,500
   6.250% due 02/15/07                   5,000,000     5,237,500
                                                      ----------
                                                      34,090,513
                                                      ----------
Total U.S. Treasury Obligations
(cost $32,966,191)                                    34,090,513
                                                      ----------

MORTGAGE - BACKED SECURITIES - 1.88%

FEDERAL HOME LOAN MORTGAGE
CORPORATION - 0.63%
   7.500% due 02/01/02                      26,527        27,198
   9.500% due 04/01/05                      50,130        52,872
   7.500% due 06/01/07                      74,456        75,156
   11.000% due 05/01/10                      6,927         7,659
   12.500% due 08/01/10                     12,956        14,734
   8.000% due 11/01/16                      43,206        44,570
   9.500% due 02/01/18                      74,426        79,008
   6.500% due 07/01/23                     460,154       460,955
                                                      ----------
                                                         762,152
                                                      ----------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 1.14%
   12.000% due 04/01/00                     19,842        21,392
   9.000% due 08/01/01                      28,523        29,869
   8.500% due 01/01/02                      34,611        36,028
   10.500% due 06/01/04                      8,547         9,122
   10.500% due 05/01/05                    166,134       177,296
   6.500% due 06/01/08                     889,594       895,964
   8.000% due 08/01/17                     189,888       196,415
                                                      ----------
                                                       1,366,086
                                                      ----------
GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION - 0.11%
   11.000% due 03/15/10                     58,260        63,740
   9.000% due 05/15/20                      67,312        72,023
                                                      ----------
                                                         135,763
                                                      ----------

Total Mortgage-Backed Securities
 (cost $2,195,160)                                     2,264,001
                                                      ----------COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.25%

FEDERAL HOME LOAN MORTGAGE
CORPORATION - 2.37%
59 E  (8.900% due 11/15/20)                951,381   $   992,180
106 G (8.250% due 12/15/20)              1,000,000     1,043,230
1770 B (8.250% due 01/15/24)               814,936       818,207
                                                      ----------
                                                       2,853,617
                                                      ----------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 0.12%
 9.500% due 12/25/18                       137,569       145,819
                                                      ----------

PRIVATE SECTOR - 2.76%
Securitized Asset
 Sales, Inc. 1993-2 B2
 (6.500% due 07/25/08)                     276,627       276,223
CMC2 Securities Corp.
 1993 E 1 E 1CP
 (0.000% due 12/25/08)                     316,452       251,925
Country Wide Mortgage-Backed
 Securities, Inc.  1994 - 8B1
 (6.000% due 03/01/09)                     798,706       781,454
Capstead Mortgage Securities
 Corp. C-4
 (10.950% due 02/01/14)                    143,804       143,804
NSCOR 1996 - 5 B1
 (8.000% due 11/25/26)                   1,641,421     1,694,022
MSC 1998 - 1PO
 (0.000% due 03/25/28                      261,054       167,401

                                                       3,314,829
                                                      ----------

Total Collateralized Mortgage
 Obligations  (cost $6,065,699)                        6,314,265
                                                      ----------

ASSET - BACKED SECURITIES - 7.28%

COMMERCIAL MORTGAGE-BACKED
SECURITIES- 5.61%
Chase Commercial Mortgage
 Sec. (6.600% due 12/19/07)              2,609,885     2,510,396
MSC 1998 - WF1 (7.120% due 01/15/08)     2,000,000     2,140,540
Paine Webber Mortgage
 Acceptance 96 M1 E
 (7.655% due 01/02/12)                   2,000,000     2,090,000
                                                      ----------
                                                       6,740,936
                                                      ----------
HOME EQUITY - 1.67%
Ditech Home Loan Owner Trust
 (7.250% due 06/15/21)                   2,000,000     2,000,620
                                                      ----------

Total Asset Backed Securities
  (cost $8,597,970)                                    8,741,556
                                                      ----------

CORPORATE BONDS AND NOTES - 51.22%

AIR TRANSPORTATION - 1.81%
Continental Airlines
 (7.820% due 10/15/23)                     961,096     1,040,156
NWA Trust No. 2 Class B
 (10.230% due 06/21/14)                    913,846     1,138,780
                                                       2,178,936
                                                      ----------
ALUMINUM MANUFACTURING - 1.11%
Kaiser Aluminum & Chemical Sr. Notes
 (12.750% due 02/01/03)                  1,250,000     1,328,125
                                                      ----------
BANK & BANK HOLDING COMPANIES - 4.55%
Ahmanson Capital Trust
 (8.360% due 12/01/26)                   1,500,000     1,671,643
NationsBank Corp.
 (7.625% due 04/15/05)                   1,000,000     1,080,115
Svenska Handelsbanken
 (7.125% due 03/07/07)                   1,000,000     1,029,461
Zions Trust (8.536% due 12/15/26)        1,500,000     1,683,484
                                                      ----------
                                                       5,464,703
                                                      ----------
ENTERTAINMENT & LEISURE - 1.29%
Royal Caribbean (7.000% due 10/15/07)    1,500,000     1,551,426
                                                      ----------

ENVIRONMENTAL SERVICES - 0.91%
Allied Waste North America
 (10.250% due 12/01/06)                  1,000,000     1,095,000


FINANCE COMPANIES - 0.67%
Arcadia Financial
 (11.500% due 03/15/07)                    800,000       802,000
                                                      ----------

FOOD, BEVERAGE, & TOBACCO - 2.99%
Fresh Food, Inc.
  (10.750% due 06/01/06)                 1,000,000     1,000,000
Great American Cookie Company
 (10.875% due 01/15/01)                    500,000       517,500
Nabisco Inc.  (7.550% due 06/15/15 )     1,000,000     1,076,077
RJR Nabisco, Inc.
 (7.625% due 09/15/03)                   1,000,000       993,804

                                                      ----------
                                                       3,587,381
                                                      ----------
FOREIGN SOVEREIGN - 0.84%
Republic Of South Africa Notes
 (8.375% due 10/17/06)                   1,000,000     1,010,000
                                                      ----------
GAMING INDUSTRY - 3.62%
Alliance Gaming
 (10.000% due 08/01/07)                  1,000,000       997,500
Argosy Gaming (13.2500% due 06/01/04)    1,000,000     1,125,000
Casino Magic of Louisiana
 (13.000% due 08/15/03)                  1,000,000     1,150,000
Empress River Casino Finance Corp.
 (10.750% due 04/01/02)                  1,000,000     1,080,000
                                                      ----------
                                                       4,352,500
                                                      ----------
GAS DISTRIBUTION - 2.86%
All Star Gas Corp.
 (7.000% due 07/15/04)                   1,000,000       910,000
Costilla Energy Sr. Notes
 (10.250% due 10/01/06)                  1,000,000     1,015,000
Louis Dreyfus Notes
(6.875% due 12/01/07)                    1,500,000     1,511,727
                                                      ----------
                                                       3,436,727
                                                      ----------
HEALTH CARE - 1.31%
Universal Health Services Sr. Notes
 (8.750% due 08/15/05)                   1,500,000     1,575,000
                                                      ----------
INSURANCE - 3.69%
Farmers Insurance Exchange
 (8.500% due 08/01/04)                   1,000,000     1,104,709
Leucadia National Corp.
 (8.250% due 06/15/05)                   1,000,000     1,088,198
Prudential Ins. Surplus Notes
 (8.100% due 07/15/15)                   1,000,000     1,116,936
USF&G Capital  (8.470% due 01/10/27)     1,000,000     1,127,667
                                                      ----------
                                                       4,437,510
                                                      ----------
MANUFACTURING - 3.22%
Alliance Laundry Systems
 (9.625% due 05/01/08)                   2,250,000     2,255,625
International Knife & Saw Corp.
 (11.375% due 11/15/06)                  1,000,000     1,060,000
International Wire Group Inc.
 (11.750% due 06/01/05)                    500,000       548,125
                                                      ----------
                                                       3,863,750
                                                      ----------
MEDIA & CABLE - 5.72%
CF Cable TV Inc.
 (9.125% due 07/15/07)                   1,000,000     1,114,000
Continental Cablevision
 (8.300% due 05/15/06)                   1,000,000     1,106,991
Jacor Communications Sr. Notes
 (8.000% due 02/15/10)                   1,000,000     1,010,000
Jones Intercable, Inc.
 (8.875% due 04/01/07)                     500,000       535,000
Spanish Broadcasting Systems
 (11.000% due 03/15/04)                  1,000,000     1,080,000
Tri-State Outdoor Media
 (11.000 due 05/15/08)                   2,000,000     2,025,000
                                                      ----------
                                                       6,870,991
                                                      ----------
MEDIA CONGLOMERATE - 3.51%
News American Holdings
 (6.625% due 01/09/08)                   1,500,000     1,493,773
Time Warner Inc.
 (8.110% due 08/15/06)                   1,500,000     1,651,147
Viacom Inc. Sr. Notes
 (7.750% due 06/01/05)                   1,000,000     1,069,804
                                                      ----------
                                                       4,214,724

                                                      ----------
OIL & GAS - SERVICES - 1.48%
Mitchell Energy Development Corp.
      (6.750% due 02/15/04)              1,750,000     1,776,881
                                                      ----------


PAPER & FOREST PRODUCT - 1.03%
 Indah Kiat Sr. Notes
 (10.000% due 07/01/07)                  1,000,000       707,500
   Westvaco Corp.
 (10.300% due 01/15/19)                    500,000       529,770
                                                      ----------
                                                       1,237,270
                                                      ----------
RETAIL - 0.43%
Pamida Inc. Sr. Notes
 (11.750% due 03/15/03)                    500,000       517,500
                                                      ----------
REAL ESTATE - 2.61%
Colonial Properties Sr. Notes
 (8.050% due 07/15/06)                   1,500,000     1,617,418
Healthcare Properties Notes
 (6.875% due 06/08/05)                   1,500,000     1,518,633
                                                      ----------
                                                       3,136,051
                                                      ----------
SUPERMARKET - 0.81%
Pueblo Xtra International
 (9.500% due 08/01/03)                   1,000,000       975,000
                                                      ----------
TELECOMMUNICATIONS - 5.71%
360 Communications Sr. Notes
 (7.500% due 03/01/06)                   1,500,000     1,607,215
Call-Net Enterprises
 (0.000% due 12/01/04)                   1,250,000     1,193,750
Crown Castle Sr. Notes
 (0.000% due 11/15/07)                   1,000,000       682,500
Nextel Communications, Inc.
 (0.000% due 09/15/07)                   1,500,000     1,008,750
Talton Holdings Inc. Sr. Notes
 (11.000% due 06/30/07)                  1,000,000     1,075,000
Triton Communications, LCC Sr. Notes
 (0.000% due 05/01/08)                   2,300,000     1,293,750
                                                      ----------
                                                       6,860,965
                                                      ----------
UTILILY - FOREIGN - 1.05%
Tenega Nasional Berhad Notes
 (7.625% due 04/29/07)                   1,500,000     1,259,386
                                                      ----------
Total Corporate Bond and Notes
 (cost $59,347,963)                                   61,531,826
                                                      ----------
                                        SHARES        VALUE
COMMON STOCKS - 0.51%
PACKAGING - 0.51%
Earthshell Container Corporation <F1>       63,360       617,760
                                                      ----------
Total Common Stocks (cost $241,832)                      617,760
                                                      ----------

WARRANTS AND RIGHTS - 0.07%

FOOD, BEVERAGE, & TOBACCO - 0.00%
Great American Cookie Warrants                  90           900

CAPITAL GOODS - .07%
Terex Corporation Appreciation Rights        4,000        88,136
                                                      ----------
Total Warrants and Rights
 (cost $ 2,500)                                           89,036
                                                      ----------
                                        PRINCIPAL     VALUE
SHORT TERM INVESTMENTS - 1.49%

VARIABLE RATE DEMAND
NOTES <F2> - 1.49%
Johnson Controls Inc.
 (5.265% due 12/31/31)                     973,804       973,804
Firstar Bank (5.660% due 12/31/31)         821,175       821,175
                                                      ----------
                                                       1,794,979
                                                      ----------

Total Short-Term Investments
 (cost 1,794,979)                                      1,794,979
                                                      ----------

TOTAL INVESTMENTS - 96.07%
 (cost $111,212,294)<F3>                              115,443,936
                                                      -----------
OTHER ASSETS AND LIABILITIES - 3.93%                    4,727,896
                                                      -----------
TOTAL NET ASSETS - 100.00%                            $120,171,832
                                                      ============
------------
* Non-Income Producing

<F1> Shares are restricted and cannot be traded until January 1999.

<F2> Interest rates vary periodically based on current market rates.
Rates shown are as of June 30, 1998.   The maturity shown for each
variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand. Information shown is as of June 30, 1998.

<F3> Gross unrealized appreciation and depreciation of securities at June
30, 1998 for financial reporting purposes was $5,034,319 and ($802,677); tax amounts were substantially the same.

The accompanying notes are an integral part of the financial statments.

Carillon Fund, Inc.
SCHEDULE OF INVESTMENTS

JUNE 30, 1998
(Unaudited)

S&P 500 INDEX PORTFOLIO

COMMON STOCKS - 92.20%
                                                   SHARES       VALUE
                                                   ------------------
BANKING & FINANCIAL SERVICE - 16.56%
Aetna Life and Casualty Company                        1,500    $   114,188
Ahmanson (H.F.) & Company                              1,100         78,100
Allstate (The) Corporation                             4,400        402,875
American Express Company                               4,600        524,400
American General Corporation                           2,500        177,969
American International Group, Incorporated             7,100      1,036,600
Aon Corporation                                        1,800        126,450
Associates First Capital Corporation                   3,451        265,296
Banc One Corporation                                   6,500        362,781
Bank of New York Company, Incorporated                 3,800        230,613
BankAmerica Corporation                                6,900        596,419
Bankboston Corporation                                 2,800        155,750
Bankers Trust Corporation                              1,000        116,063
BB&T Corporation                                       1,400         94,675
Beneficial Corporation                                   500         76,594
Charles Schwab Corporation                             2,600         84,500
Chase Manhattan Corporation                            8,600        649,300
Chubb Corporation                                      1,700        136,638
CIGNA Corporation                                      2,200        151,800
Cincinnati Financial Corporation                       1,700         65,238
Citicorp                                               4,500        671,625
Comerica, Incorporated                                 1,650        109,313
Conseco, Incorporated                                  1,900         88,825
Countrywide Credit Industries, Incorporated            1,100         55,825
Fannie Mae                                            10,600        643,950
Federal Home Loan Mortgage Corporation                 6,900        324,731
Fifth Third Bancorp                                    2,350        148,050
First Chicago NBD Corporation                          2,800        248,150
First Union Corporation                                9,754        568,171
Fleet Financial Group, Incorporated                    2,700        225,450
Franklin Resources, Incorporated                       2,700        145,800
General Re Corporation                                   800        202,800
Golden West Financial                                    600         63,788
Green Tree Financial Corporation                       1,400         59,938
Hartford Financial Services Group                      1,200        137,250
Household International, Incorporated                  3,300        164,175
Huntington Bancshares                                  2,000         67,000
Jefferson-Pilot Corporation                            1,250         72,422
KeyCorp                                                4,400        156,750
Lehman Brothers Holdings                               1,000         77,563
Lincoln National Corporation                           1,000         91,375
Loews Corporation                                      1,100         95,838
Marsh & McLennan Companies, Incorporated               2,550        154,116
MBIA, Incorporated                                     1,100         82,363
MBNA Corporation                                       5,100        168,300
Mellon Bank Corporation                                2,500        174,063
Mercantile Bancorporation                              1,400         70,525
Merrill Lynch & Company                                3,400        313,650
MGIC Investment Corporation                            1,100         62,769
Morgan (J. P.) & Company                               1,700        199,113
Morgan Stanley, Dean Witter & Company                  5,900        539,113
National City Corporation                              3,400        241,400
NationsBank Corporation                                9,400        719,100
Northern Trust Corporation                             1,100         83,875
Norwest Corporation                                    7,600        284,050
PNC Bank Corporation                                   3,000        161,438
Progressive Corporation                                  700         98,700
Providian Financial Corporation                          900         70,706
Republic New York Corporation                          1,200         75,525
SAFECO Corporation                                     1,400         63,525
State Street Corporation                               1,600        111,200
St. Paul Companies                                     2,364         99,436
Summit Bancorp                                         1,700         80,750
SunAmerica, Incorporated                               2,000        114,875
SunTrust Banks, Incorporated                           2,100        170,756
Synovus Financial Corporation                          3,450         81,938
Torchmark Corporation                                  1,500         68,625
Transamerica Corporation                                 600         69,075
Travelers Group, Incorporated                         11,400        691,125
UNUM Corporation                                       1,400         77,700
U.S. Bancorp                                           7,500        322,500
Wachovia Corporation                                   2,100        177,450
Washingon Mutual, Incorporated                         3,750        162,891
Wells Fargo & Company                                    900        332,100
                                                                -----------
                                                                 15,987,790
                                                                -----------
CAPITAL GOODS - 7.29%
Minnesota Mining & Manufacturing Company               4,100        336,969
AlliedSignal, Incorporated                             5,700        252,938
AMP, Incorporated                                      2,300         79,063
Avery Dennison Company                                 1,000         53,750
Boeing Company                                        10,100        450,081
Briggs & Stratton Corporation                            300         11,231
Browning-Ferris Industries                             2,000         69,500
Case Equipment                                           800         38,600
Caterpillar, Incorporated                              3,800        200,925
Cincinnati Milacron, Incorporated                        600         14,588
Cooper Industries, Incorporated                        1,300         71,419
Deere & Company                                        2,500        132,188
Dover Corporation                                      2,400         82,200
EG& G, Incorporated                                      600         18,000
Emerson Electric Company                               4,500        271,688
Fluor Corporation                                        900         45,900
Foster Wheeler Corporation                               500         10,719
General Dynamics Corporation                           1,300         60,450
General Electric Company                              32,800      2,984,745
Grainger (W.W.), Incorporated                          1,000         49,813
Honeywell, Incorporated                                1,300        108,631
Illinois Tool Works, Incorporated                      2,500        166,719
Ingersoll-Rand Company                                 1,700         74,906
Johnson Controls, Incorporated                           900         51,469
Lockheed Martin Corporation                            2,000        211,750
NACCO Industries-Class A                                 100         12,925
Northrop Grumman Corporation                             700         72,188
Pall Corporation                                       1,300         26,650
PACCAR, Incorporated                                     800         41,800
Parker-Hannifin Corporation                            1,100         41,938
Perkin-Elmer Corporation                                 500         31,094
Raychem Corporation                                      900         26,606
Sealed Air Corporation*                                  575         21,131
Tektronix, Incorporated                                  600         21,225
Tenneco, Incorporated                                  1,800         68,513
Thermo Electron Corporation*                           1,600         54,700
Thomas & Betts Corporation                               700         34,475
Tyco International Limited                             5,800        365,400
United Technologies Corporation                        2,300        212,750
Waste Management, Incorporated                         4,600        161,000
                                                                -----------
                                                                  7,040,637
                                                                -----------
CONSUMER CYCLICAL - 8.10%
Abercrombie & Fitch Company*                              32          1,408
American Greetings Company ClasA                         800         40,750
AutoZone, Incorporated*                                1,600         51,100
Black & Decker Corporation                             1,000         61,000
Brunswick Corporation                                  1,100         27,225
Consolidated Stores Corporation*                       1,100         39,875
Costco Companies, Incorporated*                        2,100        132,431
Chrysler Corporation                                   6,500        366,438
Dana Corporation                                       1,100         58,850
Dayton Hudson Corporation                              4,400        213,400
Dillard, Incorporated Class A                          1,100         45,581
Dow Jones & Company                                      900         50,175
Eaton Corporation                                        800         62,200
Echlin, Incorporated                                     600         29,438
Federated Dept. Stores*                                2,100        113,006
Ford Motor Company                                    12,100        713,900
Gannett Company, Incorporated                          2,900        206,081
Gap, Incorporated                                      4,000        246,500
General Motors Corporation                             7,100        474,369
Genuine Parts Company                                  2,000         69,125
Goodyear Tire & Rubber                                 1,600        103,100
Harcourt General, Incorporated                           800         47,600
Harrah's Entertainment, Incorporated*                  1,000         23,250
Hasbro, Incorporated                                   1,400         55,038
Hilton Hotels Corporation                              2,500         71,250
Home Depot, Incorporated                               7,400        614,663
ITT Industries, Incorporated                           1,100         48,588
Jostens, Incorporated                                    500         11,938
K Mart Corporation*                                    5,000         96,250
Knight-Ridder, Incorporated                              900         49,556
Liz Claiborne, Incorporated                              700         36,575
Lowe's Companies, Incorporated                         3,600        146,025
Marriott International Class A                         2,600         84,175
Masco Company                                          1,700        102,850
Mattel, Incorporated                                   2,900        122,706
May Department Stores Company                          2,300        150,650
McGraw-Hill Companies, Incorporated                    1,000         81,563
Mercantile Stores Company                                400         31,575
Mirage Resorts, Incorporated*                          1,800         38,363
New York Times Class A                                 1,000         79,250
NIKE, Incorporated Class B                             2,900        141,194
Nordstrom, Incorporated                                  800         61,800
Owens Corning                                            500         20,406
Penney, (J.C.) Company, Incorporated                   2,500        180,781
Reebok International Limited*                            600         16,613
Russell Corporation                                      400         12,075
Sears Roebuck & Company                                4,000        244,250
Sherwin-Williams Company                               1,700         56,313
Snap-On Tools, Incorporated                              800         29,000
Springs Industries, Incorporated                         200          9,225
Stanley (The) Works                                      900         37,406
Tandy Corporation                                      1,100         58,369
Limited (The), Incorporated                            2,200         72,875
Times Mirror Company                                     900         56,588
TJX Cos, Incorporated                                  3,200         77,200
Toys "R" Us, Incorporated*                             2,800         65,975
Tribune Company                                        1,300         89,456
TRW, Incorporated                                      1,300         71,013
Wal-Mart Stores, Incorporated                         22,700      1,379,025
Whirlpool Corporation                                    800         55,000
Venator Group, Incorporated*                           1,300         24,863
V.F. Corporation                                       1,300         66,950
                                                                -----------
                                                                  7,824,194
                                                                -----------
CONSUMER NON-DURABLE - 24.09%
Abbott Laboratories                                   15,200        621,300
Albertson's, Incorporated                              2,500        129,531
Allergan, Incorporated                                   700         32,463
American Home Products Corporation                    13,000        672,750
American Stores Company                                2,900         70,144
Anheuser-Busch Companies, Incorporated                 5,000        235,938
Archer-Daniels-Midland Company                         6,000        116,250
Avon Products, Incorporated                            1,400        108,500
Bausch & Lomb, Incorporated                              700         35,088
Baxter International, Incorporated                     2,800        150,675
Becton, Dickinson Company                              1,200         93,150
BestFoods, Incorporated                                2,900        168,381
Boston Scientific Corporation*                         1,900        136,088
Bristol-Meyers Squibb Company                         10,000      1,149,375
Campbell Soup Company                                  4,600        244,375
Cardinal Health, Incorporated                          1,100        103,125
CBS, Corporation                                       7,200        228,600
Clear Channel Communications                           1,200        130,950
Clorox Company                                         1,000         95,375
Coca-Cola Company                                     24,600      2,103,300
Cognizant Corporation                                  1,600        100,800
Colgate-Palmolive Company                              3,000        264,000
Columbia/HCA Healthcare Corporation                    6,500        189,313
Comcast Corporation Class A Special                    3,600        146,138
ConAgra, Incorporated                                  4,800        152,100
CVS Corporation                                        4,000        155,750
Deluxe Corporation                                       800         28,650
Donnelly (RR) & Sons Company                           1,500         68,625
Fortune Brands, Incorporated                           1,700         65,344
General Mills, Incorporated                            1,600        109,400
Gillette Company                                       3,000        634,900
Great Atlantic & Pacific Tea Company,
 Incorporated                                            400         13,225
Guidant Corporation                                    1,500        106,969
Heinz (H.J.) Company                                   3,600        202,050
Healthsouth Corporation*                               4,100        109,419
Hershey Foods Corporation                              1,400         96,600
Humana, Incorporated*                                  1,800         56,138
Johnson & Johnson Company                             13,500        995,625
Kellogg Company                                        4,100        154,006
King World Productions, Incorporated                     800         20,400
Kroger Company*                                        2,600        111,475
Lilly,(Eli) & Company                                 11,100        733,294
Mallincrokdt, Incorporated                               900         26,719
Manor Care, Incorporated                                 700         26,906
McDonald's Corporation                                 7,000        483,000
Medtronic, Incorporated                                4,800        306,000
Merck & Company, Incorporated                         12,000      1,605,000
Newell Company                                         1,600         79,700
PepsiCo, Incorporated                                 15,200        626,050
Pfizer, Incorporated                                  13,000      1,412,938
Pharmacia & Upjohn, Incorporated                       5,100        235,238
Philip Morris Companies, Incorporated                 24,100        948,938
Pioneer Hi-Bred International                          2,400         99,300
Procter & Gamble Company                              13,400      1,220,238
Quaker Oats                                            1,300         71,419
Ralston-Ralston Purina Group                           1,000        116,813
Rite Aid Corporation                                   2,700        101,419
Rubbermaid, Incorporated                               1,500         49,781
Sara Lee Corporation                                   4,700        262,906
Schering-Plough Corporation                            7,400        678,025
Seagram Company, Limited                               3,700        151,469
Supervalu, Incorporated                                  800         35,500
St. Jude Medical*                                        900         33,131
Sysco Corporation                                      3,500         89,688
Tele-Communications, Incorporated*                     5,100        196,031
Tenet Healthcare Corporation*                          3,000         93,750
Time Warner, Incorporated                              5,800        495,538
TRICON Global Restaurants*                             1,500         47,531
Unilever N.V.                                          6,400        505,200
United HealthCare Corporation                          1,900        120,650
U.S. Surgical Corporation                                800         36,500
UST, Incorporated                                      1,800         48,600
Viacom, Incorporated - Class B*                        3,600        209,700
Walgreen Company                                       5,100        210,694
Walt Disney Company, The                               6,800        714,425
Warner-Lambert Company                                 8,200        568,875
Wendy's International                                  1,500         35,250
Winn-Dixie Stores, Incorporated                        1,500         76,781
Wrigley, (Wm), Jr. Company                             1,100        107,800
                                                                -----------
                                                                 23,267,082
                                                                -----------
ENERGY - 6.81%
Amerada Hess Corporation                               1,100         59,744
Amoco Corporation                                     10,000        416,250
Anadarko Petroleum Corporation                           600         40,313
Ashland, Incorporated                                    800         41,300
Atlantic Richfield Company                             3,200        250,000
Baker Hughes, Incorporated                             1,700         58,756
Burlington Resources, Incorporated                     1,800         77,513
Chevron Corporation                                    6,700        556,519
Dresser Industries, Incorporated                       1,800         79,313
Exxon Corporation                                     24,700      1,761,419
Halliburton Company                                    2,700        120,319
Kerr-McGee Company                                       600         34,725
Mobil Corporation                                      7,900        605,338
Occidental Petroleum                                   3,600         97,200
Oryx Energy*                                           1,100         24,338
Pennzoil Company                                         500         25,313
Phillips Petroleum Company                             2,700        130,106
Royal Dutch Petroleum ADR                             21,500      1,178,469
Schlumberger Limited                                   5,400        368,888
Sun Company, Incorporated                                700         27,169
Texaco, Incorporated                                   5,700        340,219
Union Pacific Resources Group                          2,700         47,419
Unocal Corporation                                     2,500         89,375
USX-Marathon                                           2,900         99,506
Western Atlas, Incorporated*                             600         50,925
                                                                -----------
                                                                  6,580,436
                                                                -----------
MANUFACTURING - 4.48%
Air Products & Chemicals, Incorporated                 2,400         96,000
Alcan Aluminum Limited                                 2,000         55,250
Allegheny Teledyne, Incorporated                       2,100         48,038
Aluminum Company of America                            1,600        105,500
Applied Materials, Incorporated*                       3,800        112,100
Armco, Incorporated*                                   1,000          6,375
ASARCO, Incorporated                                     500         11,125
Ball Corporation                                         400         16,075
Barrick Gold Corporation                               4,000         76,750
Bemis Company                                            500         20,438
Bethlehem Steel Corporation*                           1,200         14,925
Centex Corporation                                       600         22,650
Champion International Corporation                     1,200         59,025
Corning, Incorporated                                  2,300         79,925
Crown Cork & Seal Company, Incorporated                1,300         61,750
Dow Chemical Company                                   2,300        222,381
DuPont (E.I.) De Nemours & Company                    11,400        850,725
Eastman Chemical Company                                 900         56,025
Englehard Corporation                                  1,500         30,375
FMC Corporation*                                         400         27,275
Fort James Corporation                                 2,100         93,450
Freeport-McMoRan Copper & Gold                         1,900         28,856
Georgia-Pacific Company                                1,000         58,938
Grace, (W.R.) & Company*                                 800         13,650
Great Lakes Chemical Corporation                         700         27,606
Hercules, Incorporated                                 1,000         41,125
Inco, Limited                                          1,700         23,163
Inland Steel  Industries, Incorporated                   500         14,094
International Flavors & Fragrance, Incorporated        1,200         52,125
International Paper Company                            3,400        146,200
Kaufman & Broad Home Corporation                         400         12,700
Kimberly-Clark Corporation                             5,600        256,900
Louisiana Pacific Corporation                          1,300         23,725
Mead Corporation                                       1,500         47,625
Monsanto Company                                       6,000        335,250
Morton International, Incorporated                     1,300         32,500
Nalco Chemical Company                                   800         28,100
National Service Industries                              500         25,438
Newmont Mining Corporation                             3,400         80,325
Nucor Corporation                                      1,000         46,000
Octel Corporation*                                       150          2,981
Owens-Illinois, Incorporated*                          1,500         67,125
Phelps Dodge Corporation                                 600         34,313
Pitney-Bowes, Incorporated                             2,900        139,563
Placer Dome, Incorporated                              3,000         35,250
PPG Industries, Incorporated                           1,800        125,213
Praxair, Incorporated                                  1,600         74,900
Pulte Corporation                                        400         11,950
Reynolds Metals Company                                  600         33,563
Rohm & Haas Company                                      600         62,363
Sigma-Aldrich Corporation                              1,100         38,638
Temple-Inland                                            800         43,100
Union Camp Corporation                                 1,000         49,625
Union Carbide Corporation                              1,300         69,388
USX-U.S. Steel Group                                     900         29,700
Weyerhaeuser Company                                   2,100         96,994
Willamette Industries                                  1,200         38,400
Worthington Industries, Incorporated                   1,000         15,063
                                                                -----------
                                                                  4,328,606
                                                                -----------
SERVICE - 1.03%
Automatic Data Processing, Incorporated                2,900        211,338
Block (H&R), Incorporated                              1,100         46,338
Cendant Corporation*                                   8,100        169,088
Dun & Bradstreet Corporation                           1,700         61,200
Equifax, Incorporated                                  1,500         54,469
First Data Corporation                                 4,300        143,244
Interpublic Group Companies, Incorporated              1,300         78,894
Laidlaw, Incorporated                                  3,400         41,438
Omnicom Group                                          1,700         84,788
Service Corporation International                      2,500        107,188
                                                                -----------
                                                                    997,985
                                                                -----------

TECHNOLOGY - 13.41%
3COM Corporation*                                      3,700        113,544
Adobe Systems, Incorporated                              700         29,706
Advanced Micro Devices, Incorporated*                  1,400         23,888
Amgen, Incorporated*                                   2,600        169,975
Andrew Corporation*                                      900         16,256
Apple Computer, Incorporated*                          1,300         37,294
Bay Networks*                                          2,200         70,950
Cabletron Systems, Incorporated*                       1,700         22,844
Cisco Systems, Incorporated*                          10,300        948,244
COMPAQ Computers Corporation*                         16,617        471,507
Computer Associates International, Incorporated        5,500        305,594
Computer Sciences Corporation                          1,600        102,400
Data General Corporation*                                600          8,963
Dell Computer Corporation                              6,500        603,281
DSC Communications Corporation*                        1,200         36,000
Eastman Kodak Company                                  3,200        233,800
EMC Corporation Massachusetts*                         5,000        224,063
Gateway 2000, Incorporated*                            1,700         86,063
General Instrument Corporation*                        1,500         40,781
HBO & Company                                          4,200        148,050
Hewlett-Packard Company                               10,400        622,700
IKON Office Solution                                   1,400         20,388
Intel Corporation                                     16,300      1,208,238
International Business Machines Corporation            9,700      1,113,681
LSI Logic Corporation*                                 1,400         32,288
Lucent Technologies                                   13,100      1,089,756
Micron Technology, Incorporated*                       2,200         54,588
Microsoft Corporation                                 24,500      2,655,188
Motorola, Incorporated                                 6,000        315,375
National Semiconductor*                                1,700         22,419
Nothern Telecom, Limited                               5,300        300,775
Novell, Incorporated*                                  3,700         47,175
Oracle Systems Corporation*                           10,000        245,625
Parametric Technology Company                          2,600         70,525
Raytheon Company - Class B                             3,500        206,938
Rockwell International Corporation                     2,000         96,125
Seagate Technology, Incorporated*                      2,400         57,150
Scientific-Atlanta, Incorporated                         900         22,838
Silicon Graphics, Incorporated*                        1,800         21,825
Sun Microsystems, Incorporated*                        3,800        165,063
Tellabs, Incorporated*                                 1,800        128,925
Texas Instruments, Incorporated                        4,000        233,250
Textron, Incorporated                                  1,700        121,869
Unisys Corporation*                                    2,600         73,450
Xerox Corporation                                      3,200        325,200
                                                                -----------
                                                                 12,944,557
                                                                -----------
TRANSPORTATION - 1.07%
AMR Corporation                                        1,800        149,850
Burlington Northern Santa Fe Corporation               1,800        176,738
  CSX Corporation                                      2,300        104,650
Delta Air Lines                                          800        103,400
FDX Corporation*                                       1,400         87,850
Norfolk Southern Company                               4,200        125,213
Ryder System                                           1,000         31,563
Southwest Airlines Company                             2,400         71,100
Union Pacific Corporation                              2,500        110,313
US Airways Group, Incorporated*                          900         71,325
                                                                -----------
                                                                  1,032,002
                                                                -----------
UTILITIES - 9.36%
AirTouch Communications*                               5,700        333,094
ALLTELL Corporation                                    1,900         88,350
Ameren Corporation                                     1,400         55,650
AT & T Corporation                                    16,200        925,425
American Electric Power Company, Incorporated          2,100         95,288
Ameritech Corporation                                 10,800        484,650
Baltimore Gas & Electric Company                       1,500         46,594
Bell Atlantic Corporation                             15,600        711,750
BellSouth Corporation                                  9,900        664,538
Carolina Power & Light Company                         1,500         65,063
Central & SouthWest Corporation                        2,200         59,125
CINergy Corporation                                    1,600         56,000
Coastal Corporation                                    1,100         76,794
Columbia Energy Group                                    900         50,063
Consolidated Edison, Incorporated                      2,500        115,156
Consolidated Natural Gas Company                       1,000         58,875
Dominion Resources                                     2,100         85,575
Duke Energy                                            3,700        219,225
DTE Energy Company                                     1,600         64,600
Eastern Enterprises                                      400         17,150
Edison International                                   4,000        118,250
Entergy Corporation                                    2,500         71,875
Enron Corporation                                      3,400        183,813
FirstEnergy Corporation                                1,700         52,275
Frontier Corporation                                   1,700         53,550
FPL Group, Incorporated                                1,900        119,700
GPU Corporation                                        1,400         52,938
GTE Corporation                                        9,500        528,438
Houston Industries, Incorporated                       2,800         86,450
MCI Communications Corporation                         6,900        401,063
Mediaone Group*                                        6,200        272,413
Niagara Mohawk Power Corporation*                      1,500         22,406
Northern States Power Company                          1,800         51,525
ONEOK, Incorporated                                      400         15,950
PacifiCorp                                             3,100         70,138
PECO Energy Company                                    2,300         67,131
PG & E Corporation                                     4,000        126,250
PP & L Resources, Incorporated                         1,700         38,569
Public Service Enterprises Group, Incorporated         2,300         79,206
SBC Communications, Incorporated                      18,500        740,000
Sonat, Incorporated                                    1,100         42,488
Southern Company                                       7,100        196,581
Sprint Corporation                                     4,400        310,200
Texas Utilities Holings Cos.                           2,500        104,063
Unicom Corporation                                     2,200         77,138
US West Communications Group                           5,169        242,943
Williams Cos.                                          4,200        141,750
WorldCom, Incorporated                                10,200        494,063
                                                                -----------
                                                                  9,034,131
                                                                -----------
Total Common Stocks (cost $66,153,215)                           89,037,420
                                                                -----------
SHORT-TERM INVESTMENTS - 7.29%
                                                  PRINCIPAL     VALUE
US Treasury Bill (0.000% due 11/12/98)            $6,741,000      6,613,797
Firstar US Federal Money Market Fund                 420,641        420,641
                                                                -----------
Total Short-Term Investments (cost $7,034,438)                    7,034,438
                                                                -----------
TOTAL INVESTMENTS - 99.49%
 (cost $73,187,653) <F1>                                         96,071,858
                                                                -----------
OTHER ASSETS AND LIABILITIES - .51%                                 494,897
                                                                -----------
TOTAL NET ASSETS - 100%                                         $96,566,755
                                                                ===========
-------
*Non-income producing

<F1> Gross unrealized appreciation and depreciation of securities at June
30, 1998 for financial reporting was $24,502,971 and ($1,618,766)
respectively.

<F2>  Securities with an aggregate market value of $7,143,750  have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1998:
                                 Unrealized    Appreciation/
Type                              Contracts   (Depreciation)
Standard & Poor's 500 Index (09/98)   2        $16,750
Standard & Poor's 500 Index (09/98)   1          7,500
Standard & Poor's 500 Index (09/98)   1         10,900
Standard & Poor's 500 Index (09/98)   2         16,250
Standard & Poor's 500 Index (09/98)   1         12,125
Standard & Poor's 500 Index (09/98)   1          7,450
Standard & Poor's 500 Index (09/98)   1          2,875
Standard & Poor's 500 Index (09/98)   1          4,800
Standard & Poor's 500 Index (09/98)   1          6,075
Standard & Poor's 500 Index (09/98)   1          8,750
Standard & Poor's 500 Index (09/98)   1         12,250
Standard & Poor's 500 Index (09/98)   1         12,500
Standard & Poor's 500 Index (09/98)   2         17,500
Standard & Poor's 500 Index (09/98)   2         11,500
Standard & Poor's 500 Index (09/98)   1          7,475
Standard & Poor's 500 Index (09/98)   1          3,175
Standard & Poor's 500 Index (09/98)   1         (1,625)
Standard & Poor's 500 Index (09/98)   1           (675)
Standard & Poor's 500 Index (09/98)   2         (6,250)
Standard & Poor's 500 Index (09/98)   1         (1,250)
                                              --------
                                              $148,075
                                              ========

The accompanying notes are an integral part of the financial statements.

Carillon Fund, Inc.
NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1998
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund the benefits under certain variable insurance and retirement products. The Fund's shares are offered in five different series - Equity Portfolio, Capital Portfolio, Bond Portfolio, S&P 500 Index Portfolio and Micro-Cap Portfolio.
The Equity Portfolio seeks long-term appreciation of capital by investing primarily in common stocks and other equity securities. The Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments, and money market instruments. The Bond Portfolio seeks a high level of current income as is consistent with reasonable investment risk by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented in the Standard & Poor's 500 Index. The financial statements of Micro-Cap are presented separately.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities held in each Portfolio, except for money market instruments maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

Federal taxes - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains.
Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded.

Distributions -Distributions from net investment income in all Portfolios are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Expenses - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

     (a)    for the Equity Portfolio - .65% of the first
            $50,000,000, .60% of the next $100,000,000, and
            .50% of all over $150,000,000 of the current net asset value:

     (b)    for Capital Portfolio - .75% of the first
            $50,000,000, .65% of the next $100,000,000, and
            .50% of all over $150,000,000 of the current net asset value.

     (c)    for the Bond Portfolio - .50% of the first
            $50,000,000, .45% of the next $100,000,000, and
            .40% of all over $150,000,000 of the current net asset value.

     (d) for the S & P 500 Index Portfolio - .30% of the current net asset value.

The Agreement provides that if the total operating expenses of the Fund, exclusive of the advisory fee and certain other expenses as described in the Agreement, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the Equity, Capital , or Bond Portfolios, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. The Adviser has agreed to waive its advisory fee and pay any other expenses of the S&P 500 Index Portfolio to the extent that such expenses exceed 0.60% of its average annual net assets.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets for the Equity, Capital, and Bond Portfolios, and .05% of the Fund's average net assets for the S & P 500 Index Portfolio. The fee is borne by the Adviser, not the Fund.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.

Directors' fees - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

NOTE 3 - FUTURES CONTRACTS

S&P 500 Index Portfolio ("Index") may purchase futures contracts on the Standard & Poor's 500 Stock Index. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When Index enters into a futures contract, it is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms on the contract, Index agrees to receive from or pay to the broker an amount equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. Index invests in futures as a substitute to investing in the 500 common stock positions in the Standard & Poor's 500 Index. The potential risk to Index is that the change in the value in the underlying securities may not correlate to the value of the contracts.


NOTE 4 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of securities for the six months ended June
30, 1998 excluding short-term obligations, follow:

                            Equity       Capital      Bond        S&P 500
                            Portfolio    Portfolio    Portfolio   Index
Total Cost of
Purchases of:
 Common Stocks              $108,175,673 $ 71,274,442 $   500,000 $27,807,197
 U.S. Government Securities        --      34,111,890  10,804,013      --
 Corporate Bonds                   --      38,166,860  37,315,194      --
                            ------------ ------------ ----------- -----------
                            $108,175,673 $143,553,192 $48,619,207 $27,807,197
                            ============ ============ =========== ===========

Total Proceeds
from Sales of:
 Common Stocks              $113,680,587 $ 35,540,622 $ 1,854,049 $   684,419
 U.S. Government Securities       --       59,833,973   6,367,691     --
 Corporate Bonds                  --       13,659,857  23,955,287     --
                            ------------ ------------ ----------- -----------

                            $113,680,587 $109,034,452 $32,177,027 $   684,419
                            ============ ============ =========== ===========

Carillon Fund, Inc.
NOTES TO FINANCIAL STATEMENTS

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                    Equity Portfolio

              Six Months Ended
                   June 30,             Year Ended December 31,
              ----------------          -----------------------
                 (Unaudited)
                    1998       1997     1996     1995     1994     1993
Net Asset Value,
Beginning of period $20.35     $19.45   $16.54   $14.30   $14.58   $13.74
                    ---------- -------- -------- -------- -------- --------
Investment
Activities:
Net investment
income                 .12        .23      .29      .24      .20      .16
Net realized and
unrealized gains/
(losses)               .62       3.23     3.61     3.36      .31     1.69
                    ---------- -------- -------- -------- -------- --------
Total from
Investment
Operations             .74       3.46     3.90     3.60      .51     1.85
                    ---------- -------- -------- -------- -------- --------

Distributions:
Net investment
income               (0.10)      (.27)    (.27)    (.23)    (.19)    (.16)
Net realized gains   (2.68)     (2.29)    (.72)   (1.13)    (.60)    (.85)
                    ---------- -------- -------- -------- -------- --------
Total Distributions  (2.78)     (2.56)    (.99)   (1.36)    (.79)   (1.01)
                    ---------- -------- -------- -------- -------- --------
Net Asset Value,
End of period       $18.31     $20.35   $19.45   $16.54   $14.30   $14.58
                    ========== ======== ======== ======== ======== ========
Total Return          3.20%     20.56%   24.52%   26.96%    3.42%   14.11%

Ratios/Supplemental
 Data:
Ratio of Expenses
to Average
Net Assets           .61%<F1>   .62%     .64%     .66%     .69%     .70%

Ratio of Net
Investment Income
to Average
Net Assets          1.25%<F1>   1.23%   1.66%    1.73%    1.45%    1.18%
Portfolio Turnover
 Rate               68.51%<F1> 57.03%   52.53%   34.33%   40.33%   37.93%

Net Assets,
End of Period
 (000's)            $336,715   $335,627 $288,124 $219,563 $157,696 $138,239


<F1> The ratios are annualized.

Carillon Fund, Inc.
NOTES TO FINANCIAL STATEMENTS

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                               Capital Portfolio

                Six Months Ended
                    June 30,              Year Ended December 31,
                ----------------          -----------------------
                  (Unaudited)
                    1998        1997     1996     1995     1994     1993
Net Asset Value,
Beginning of Period $14.10      $14.95   $13.72   $13.19   $13.81   $12.99
                    ----------- -------- -------- -------- -------- --------
Investment
Activities:
Net investment
 income                .24         .62      .63      .64      .52      .43
Net realized and
unrealized gains/
(losses)              (.42)        .37     1.36     1.15     (.39)    1.17
                    ----------- -------- -------- -------- -------- --------
Total from
 Investment
 Operations           (.18)        .99     1.99     1.79      .13     1.60
                    ----------- -------- -------- -------- -------- --------
Distributions:
Net investment
income                (.27)       (.66)    (.57)    (.64)    (.52)    (.42)
In excess of net
investment income     (.72)      (1.18)    (.19)    (.62)    (.23)    (.36)
                    ----------- -------- -------- -------- -------- -------

Total Distributions   (.99)      (1.84)    (.76)   (1.26)    (.75)    (.78)
                    ----------- -------- -------- -------- -------- --------
Net Asset Value,
End of period       $12.93      $14.10   $14.95   $13.72   $13.19   $13.81
                    =========== ======== ======== ======== ======== ========
Total Return         (1.48%)      7.40%   14.94%   14.28%     .94%   12.72%

Ratios/Supplemental
 Data:
Ratio of Expenses to
Average Net Assets    .78%<F1>     .77%     .77%     .77%     .80%     .82%
Ratio of Net
Investment Income
to Average
Net Assets           3.68%<F1>    4.22%    4.42%    4.99%    4.25%    3.31%

Portfolio Turnover
Rate                178.19%<F1>  60.84%   53.11%   43.83%   41.89%   32.42%
Net Assets,
End of Period
(000's)             $145,126    $148,830 $159,294 $145,623 $119,263 $100,016

<F1> The ratios are annualized.

Carillon Fund, Inc.
NOTES TO FINANCIAL STATEMENTS

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                  Bond Portfolio

                  Six Months Ended
                      June 30            Year Ended December 31,
                  ----------------       -----------------------
                    (Unaudited)
                       1998      1997    1996    1995    1994    1993
Net Asset Value,
Beginning of Period    $11.29    $10.91  $11.07  $10.04  $11.30  $10.91
                       --------- ------- ------- ------- ------- -------
Investment Activities:
Net investment income     .31     .79     .79     .88     .77     .73
Net realized and
unrealized gains/
(losses)                  .13     .37    (.04)    .98    (.95)    .54
                       --------- ------- ------- ------- ------- -------
Total from Investment
 Operations               .44    1.16     .75    1.86    (.18)   1.27
                       --------- ------- ------- ------- ------- -------
Distributions:
Net investment income    (.29)   (.72)   (.87)   (.83)   (.78)   (.73)
In excess of net
investment income         --      --     (.04)    --      --      --
Net realized gains       (.03)   (.06)    --      --     (.30)   (.15)
                       --------- ------- ------- ------- ------- -------
Total Distributions      (.32)   (.78)   (.91)   (.83)   (1.08)  (.88)
                       --------- ------- ------- ------- ------- -------
Net Asset Value,
End of period          $11.41    $11.29  $10.91  $11.07  $10.04  $11.30
                       ========= ======= ======= ======= ======= =======
Total Return             4.78%   11.02%   7.19%  19.03%  (1.63%) 11.94%

Ratios/Supplemental
 Data:
Ratio of Expenses
to Average
Net Assets             .58%<F1>   .60%    .62%    .65%    .68%    .66%
Ratio of Net
Investment Income
to Average
Net Assets             7.23%<F1>  7.15%   7.24%   7.43%   7.21%   6.65%

Portfolio
Turnover Rate          62.92%<F1> 113.41% 202.44% 111.01%  70.27% 137.46%

Net Assets,
End of Period
 (000's)               $120,172   $99,892 $85,634 $73,568 $55,929 $54,128

<F1> The ratios are annualized.

Carillon Fund, Inc.
NOTES TO FINANCIAL STATEMENTS

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                          S & P Index Portfolio

                                  Six Months Ended
                                      June 30,       Year Ended December 31,
                                  ----------------   ----------------------
                                    (Unaudited)
                                       1998         1997         1996
Net Asset Value,
Beginning of period                    $15.74       $12.13       $10.00
                                       ---------    ---------    ---------
Investment Activities:
Net investment income                     .10          .20          .20
Net realized and unrealized
 gains/(losses)                          2.67         3.72         2.12
                                       ---------    ---------    ---------
Total from Investment Operations         2.77         3.92         2.32
                                       ---------    ---------    ---------
Distributions:
Net investment income                    (.10)        (.21)        (.19)
Net realized gains                       (.46)        (.10)         --
                                       ---------    ---------    ---------
Total Distributions                      (.56)        (.31)        (.19)
                                       ---------    ---------    ---------
Net Asset Value,
End of period                          $17.95       $15.74       $12.13
                                       =========    =========    =========
Total Return                            17.70%       32.72%       23.37%

Ratios/Supplemental Data:
Ratio of Expenses to
Average Net Assets                       .41%<F1>      .50%       .59%<F2>

Ratio of Net Investment
Income to Average Net Assets           1.36%<F1>      1.48%      2.14%<F2>

Portfolio Turnover Rate                2.02%<F1>      9.06%       1.09%

Net Assets, End of Period (000's)      $96,567      $55,595      $29,205


<F1> The ratios are annualized.

<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .25% for the year ended December 31, 1996, had the Adviser not waived a portion of its fee.

Financial Statements
Carillon Fund, Inc.
Micro-Cap Portfolio

CARILLON FUND, INC.
MICRO-CAP PORTFOLIO
STATEMENTS OF ASSETS AND LIABILITIES

June 30, 1998
(Unaudited)
ASSETS
Investments in securities, at value                $3,075,211
   (cost $3,042,843)

Receivables:
   Securities sold                                    167,196
   Interest and dividends                               1,049
Prepaid expenses and other                                313
                                                   ----------
                                                    3,243,769
                                                   ----------
LIABILITIES
Payables:
   Investment securities purchased                    139,296
   Bank overdraft                                      78,360
   Professional fees                                    7,118
   Custodial and portfolio accounting fees              6,580
   Investment advisory fees                             2,426
   Other accrued expenses                               1,926
                                                   ----------
                                                      235,706
                                                   ----------
NET ASSETS
Paid-in capital                                     2,976,203
Accumulated net realized gain/(loss)                     (508)
   of investments
Net unrealized appreciation of investments             32,368
                                                   ----------
                                                   $3,008,063
                                                   ==========
Shares authorized ($.10) par value                 20,000,000

Shares outstanding                                    300,000

Net asset value, offering and
redemption price per share                             $10.03
                                                   ==========

The accompanying notes are an integral part of the financial statement.

CARILLON FUND, INC.
MICRO-CAP PORTFOLIO
STATEMENTS OF OPERATIONS

Six Months Ended June 30, 1998
(Unaudited)
INVESTMENT INCOME
Dividends (net of foreign withholding
    taxes of $90)                                     8,052
    Interest                                          2,302
                                                   --------
                                                     10,354
                                                   --------
EXPENSES
    Investment advisory fees                         15,197
    Portfolio accounting fees                        11,366
    Director's fees                                   7,100
    Professional fees                                 6,124
    Custodial fees and expenses                       1,744
    Transfer agent fees                                 540
    Registration and filing fees                        193
    Other                                               904
                                                   --------
                                                     43,168

    Expense Reimbursement                           (12,771)
                                                   --------
                                                     30,397
                                                   --------
NET INVESTMENT LOSS                                 (20,043)
                                                   --------
REALIZED AND UNREALIZED LOSS
    Net realized loss on investments                   (508)
                                                   --------
    Net change in unrealized appreciation/
    (depreciation) of investments                    48,224
                                                   --------
NET REALIZED AND UNREALIZED GAIN/(LOSS)              47,716
                                                   --------
NET INCREASE IN NET ASSETS FROM OPERATIONS         $ 27,673
                                                   ========

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
MICRO-CAP PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                          For the        Period from
                                          Six Months     November 24, 1997
                                          Ended          to
                                          June 30, 1997  December 31, 1997
                                          -------------  -----------------
                                          Unaudited
OPERATIONS
Net investment loss                       $  (20,043)    $   (3,754)
Net realized loss on investments                (508)            --
et change of unrealized appreciation/
 (depreciation) on investments,
 and translation of assets and
 liabilities in foreign currencies.           48,224        (15,856)
                                          ----------     ----------
                                              27,673        (19,610)
                                          ----------     ----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                         --      3,000,000
                                          ----------     ----------
NET INCREASE IN NET ASSETS                    27,673      2,980,390
NET ASSETS
Beginning of period                        2,980,390             --
                                          ----------     ----------
End of period                             $3,008,063     $2,980,390
                                          ==========     ==========
FUND SHARE TRANSACTIONS:
Sold                                              --        300,000
                                          ----------     ----------
Net increase from
fund share transactions                          --         300,000
                                          ==========     ==========

The accompanying notes are an integral part of the financial statements

CARILLON FUND, INC.
MICRO-CAP PORTFOLIO
SCHEDULE OF INVESTMENTS

JUNE 30, 1998
(Unaudited)

COMMON STOCKS - 96.78%
                                          SHARES    VALUE
BANKING & FINANCIAL SERVICE - 19.72%
Duff & Phelps Credit Rating Company         2,300   $  128,225
Fahnestock Viner Holdings Class-A           4,300       83,313
Investment Technology Group                 2,800       79,296
Jefferies Group, Incorporated               1,500       61,500
Mid-Iowa Financial                          7,700       84,700
Warren Bancorp, Incorporated                6,200       82,150
West Coast Bancorp/Oregon                   3,000       73,875
                                                    ----------
                                                       593,059
                                                    ----------
CAPITAL GOODS - 6.05%
LMI Aerospace, Incorporated*                6,000       60,000
Mitcham Industries, Incorporated*           4,000       46,750
Petroleum Helicopters (non-voting)          3,500       75,250
                                                       182,000
                                                    ----------


CONSUMER CYCLICAL - 21.69%
Decorator Industries, Incorporated          6,000       78,000
Maxwell Shoe Company Incorporated - A*      5,000       99,375
NCI Building Systems, Incorporated*         1,400       80,851
Nemark Homes Corporation                   10,000      103,750
Strattec Security Corporation*              3,200       96,400
Supreme International Corporation*          6,900      112,988
Winsloew Furniture, Incorporated*           3,000       81,000
                                                    ----------
                                                       652,364
                                                    ----------
CONSUMER NON-DURABLE - 17.80%
Advanced Marketing Services                 5,000       85,000
Boston Acoustics                            2,700       99,225
Complete Management Incorporated*           4,800       18,900
Nam Tai Electronics, Incorporated           4,700       70,794
Norland Medical Systems, Incorporated*     10,500       18,375
Orthofix International N.V.                 6,300       81,900
Schlotzsky's, Incorporated*                 4,500       72,000
Young Innovations, Incorporated*            5,800       89,175
                                                    ----------
                                                       535,369
                                                    ----------

ENERGY - 9.42%
Callon Petroleum Company*                   4,300       61,544
Dawson Geophysical Company                  4,000       76,000
Domain Energy Corporation*                  4,600       55,200
OYO Geospace Corporation*                   3,300       90,750
                                                    ----------
                                                       283,494
                                                    ----------

MANUFACTURING - 10.06%
Cannondale Corporation*                     3,800       50,825
CFC International, Incorporated             7,500       80,625
Fibermark, Incorporated*                    4,100       65,600
Omniquip International, Incorporated        3,000       55,500
STB Systems, Incorporated                   4,000       50,000
                                                    ----------
                                                       302,550
                                                    ----------
TECHNOLOGY - 12.04%
DRS Technologies, Incorporated*             6,700       80,400
Vertex Communications Corporation*          3,300       77,550
Vtech Holdings Limited                      3,400      126,588
Xircom, Incorporated                        5,000       77,813
                                                    ----------
                                                       362,351
                                                    ----------
Total Common Stocks (cost $ 2,861,396)               2,990,483
                                                    ----------

FOREIGN COMMON STOCK - 1.60%

HONG KONG - 1.60%
Techtronic Industries*                    232,800       48,071
                                                    ----------
Total Foreign Common Stock
 (cost $65,494)                                         48,071
                                                    ----------

                                        PRINCIPAL   VALUE
VARIABLE RATE DEMAND NOTES <F1> - 3.84%
Johnson Controls (5.265% due 12/31/31)    $77,212   $   77,212
Firstar Bank (5.660% due 12/31/31)         38,741       38,741
                                                    ----------
                                                       115,953
                                                    ----------
Total Short-Term Investments
 (cost $115,953)                                       115,953
                                                    ----------


TOTAL INVESTMENTS - 102.23%
 (cost $3,042,843)<F2>                               3,075,211

OTHER ASSETS AND LIABILITIES - (2.23%)                 (67,148)
                                                    ----------

TOTAL NET ASSETS - 100%                             $3,008,063
                                                    ==========

_________
*Non-income producing
(ADR) American Depository Receipt

<F1>  Interest rates vary periodically based on current market rates.  The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information as of June 30, 1998.
<F2> Represents cost for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities at June 30, 1998 was $362,700 and ($330,332), respectively.

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
MICRO-CAP PORTFOLIO
NOTES TO FINANCIAL STATEMENTS


JUNE 30, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The Micro-Cap Portfolio (Micro-Cap) of Carillon Fund, Inc. (the
Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund the benefits under certain variable insurance and retirement products. The Fund's shares are offered in five different series - Equity Portfolio, Capital Portfolio, Bond Portfolio, S&P 500 Index Portfolio and Micro-Cap Portfolio. Micro-Cap seeks long-term appreciation by investing primarily in the common stocks of domestic companies with smaller market capitalization. The financial statements of the Equity, Bond, Capital and S&P 500 Index Portfolios are presented separately.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities except for short-term fixed income securities maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term fixed income securities with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate at the close of the London market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

Federal taxes - It is Micro-Cap's intent to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded.

Distributions - Distributions from net investment income are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Expenses - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

Foreign Currency - The Fund's accounting records are maintained in U.S. dollars. All Portfolios may purchase foreign securities within certain limitations set forth in the Prospectus. Amounts dominated in or expected to settle in foreign currencies are translated into U.S. dollars at the spot rate reported at the close of the London market. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the underlying fluctuation in the securities resulting from market prices. All are included in net realized and unrealized gain or loss for investments.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - Micro-Cap pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed on a daily basis, at an annual rate of 1.0% of net assets.

The Adviser has agreed to limit expenses of the Fund to 2% of the average annual net assets.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .10% of the Fund's average net assets. The fee is borne by the Adviser not the Fund.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.

Directors' fees - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

NOTE 3 - FORWARD CURRENCY CONTRACTS

All portfolios may enter into forward foreign currency exchange contacts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in their value of a foreign currency relative to the U.S. dollar. The funds typically utilize the contracts as a hedge against fluctuation in currency values between the trade and settlement dates of security transactions.

NOTE 4 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Micro-Cap purchased $1,055,150 and sold $1,057,798 of securities for the six months ended June 30, 1998, excluding short-term obligations.



Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                           For the           Period from
                                          Six Months      November 24, 1997
                                            Ended                to
                                         June 30, 1998    December 31, 1997
                                         -------------    -----------------
Net Asset Value,
    Beginning of Period                  $    9.93        $   10.00
                                         ---------        ---------
Investment Activities:
    Net investment income (loss)              (.01)            (.01)
    Net realized and unrealized
     gains/(losses)                            .11             (.06)
                                         ---------        ---------
Total from Investment Operations               .10             (.07)
                                         ---------        ---------

Net Asset Value,
    End of Year                          $   10.03        $    9.93
                                         =========        =========
Total Return                                  1.01%           (0.7%)

Ratios/Supplemental Data:
Ratio of Net Expenses to
    Average Net Assets                        2.00%<F1>        2.00%<F1>

Ratio of Net Investment loss
    to Average Net Assets                    (1.32%)<F1>      (1.16%)<F1>

Portfolio Turnover Rate                      70.70%               --


Net Assets, End of Year (000's)
                                         $3,008           $2,980

<F1> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .84% for the six months ended June 30, 1998, and 3.00% for the period ended December 31, 1997, had the Adviser not reimbursed expenses. These ratios are annualized.